UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226

Templeton Global Investment Trust

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 6/30/19

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON EMERGING MARKETS BALANCED FUND

A Series of Templeton Global Investment Trust

June 30, 2019

FRANKLIN TEMPLETON

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended June 30, 2019, emerging market economies’ growth moderated, though in aggregate remained higher than that of developed market economies. U.S.-China trade tensions and a broader weakening of global trade contributed to the economic slowdown. Despite this environment, emerging market equities rose, as measured by the MSCI Emerging Markets Index, although less than developed and frontier market equities.

It was a volatile period for emerging market equities, bolstered in the first quarter of 2019 by the U.S. Federal Reserve indicating it would pause interest rate hikes and through perceived progress in U.S.-China trade talks. Investor confidence fell in the second quarter, however, largely due to a sharp rise in U.S.-China trade tensions and general concerns about China’s economy—before rallying in June due to renewed optimism about trade negotiations. Regionally, emerging market equities in Europe performed best, followed by Latin America and Asia. Russian and Brazilian equities performed significantly well, while Indian and South Korean equities lagged.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and

CFA® is a trademark owned by CFA Institute.

portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Emerging Markets Balanced Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

As previously communicated, Templeton Emerging Markets Balanced Fund is anticipated to be liquidated on or about October 10, 2019, but may be delayed if unforeseen circumstances arise.

We thank you for your trust and participation in Templeton Emerging Markets Balanced Fund. It has been our privilege to serve you.

Sincerely,

Norman J. Boersma, CFA

President and Chief Executive Officer –

Investment Management

Templeton Global Investment Trust

This letter reflects our analysis and opinions as of June 30, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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Contents

Semiannual Report

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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SEMIANNUAL REPORT

Templeton Emerging Markets Balanced Fund

This semiannual report for Templeton Emerging Markets Balanced Fund covers the period ended June 30, 2019. As previously communicated, the Fund is anticipated to be liquidated on or about October 10, 2019 (Liquidation Date), but may be delayed if unforeseen circumstances arise. Effective at the close of market on June 24, 2019, the Fund closed to all new investors, with limited exceptions. The Fund will not accept any additional purchases after the close of market on or about October 8, 2019. The Fund reserves the right to change this policy at any time. Shareholders of the Fund on the Liquidation Date will have their accounts liquidated and the proceeds will be delivered to them.

Your Fund’s Goal and Main Investments

The Fund seeks both income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings, in a diversified portfolio of equity securities and fixed and floating rate debt obligations issued by governments, government-related entities and corporate entities that are located, incorporated or have significant business activities in or are impacted by economic developments in developing or emerging market countries. The Fund normally invests at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed income senior securities.

Performance Overview

The Fund’s Class A shares posted a +9.58% cumulative total return for the six months under review. For comparison, an equally weighted combination of the MSCI Emerging Markets (EM) Index and the J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global posted a +10.75% total return for the same period.1 Please note, index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund’s return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 10.

Asset Allocation*

Based on Total Net Assets as of 6/30/19

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Rounds to less than 0.1%.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Emerging market economic growth moderated during the six months ended June 30, 2019, with many countries’ growth rates dipping to multi-year lows. However, emerging market economies in general continued to grow faster than their developed market counterparts. China’s annual growth rate held steady in the first quarter of 2019 before moderating in the second quarter to its lowest level since 1992. Trade tensions with the U.S. and weak global demand hurt China’s economy, though industrial production growth and strong consumer demand, stimulated by government policies, were bright spots. Elsewhere in Asia, South Korea’s first-quarter annual growth rate was the lowest since 2009, due to weak growth in manufacturing and a contraction in construction. Taiwan’s first-quarter annual growth rate also hit a multi-year low, as the global slowdown hurt the country’s export-driven economy. In India, weak consumer demand and fixed

1. Source: Factset. The Fund’s blended benchmark was calculated internally and rebalanced monthly and was composed of 50% MSCI EM Index and 50% JPM EMBI Global. For the six months ended 6/30/19, the MSCI EM Index posted a +10.78% total return and the JPM EMBI Global posted a +10.60% total return.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 18.

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investment drove first-quarter annual growth to its lowest level since 2014. Turning to Europe, Russia’s annual growth rate slowed in the first quarter due to weakness in information, communication, financial and insurance sectors, as well as contractions in other sectors, significantly real estate. In Latin America, Brazil’s first-quarter annual growth moderated due to weak consumer demand and fixed investment.

Monetary policies varied among emerging market central banks. The People’s Bank of China left its benchmark interest rate unchanged during the period, but it took measures to improve financial liquidity to mitigate the negative effects of the U.S.-China trade dispute and support economic growth. South Korea’s and Taiwan’s central banks also held their benchmark interest rates steady, despite concerns about the negative effects of the U.S.-China trade dispute on the countries’ economies. India’s central bank unexpectedly cut its benchmark interest rate in February to boost a slowing economy amid low inflation, and made further cuts in April and June amid continued economic concerns. Russia’s central bank cut its key rate in June due to slowing inflation growth and weaker-than-expected economic growth. In Latin America, Brazil and Mexico’s central banks held their benchmark rates steady.

Emerging market equities rose during the six-month period, though they lagged developed and frontier market stocks. Emerging market equities, led by Asia, posted significant gains in the first quarter of 2019, aided by the U.S. Federal Reserve’s decision to halt interest rate hikes and easing U.S.-China trade tensions. In contrast, emerging market equities posted modest gains in the second quarter, as Asian emerging market equities declined due to a spike in U.S.-China tensions in May (though tensions eased again in late June) that included further tariff impositions and fears China would decrease stimulus policies. For the six-month period, all major regions posted positive returns, although Europe was the only region where emerging market equities outpaced overall developed market equites. Russia benefited from higher oil prices, an appreciating ruble and its perceived relative insulation from the U.S.-China trade dispute. Latin American equities advanced, led by Colombia and Brazil, despite concerns about Brazil’s slowing economic growth. Asian emerging market stocks lagged other regions, though Chinese equities still outpaced overall emerging market stocks. In this environment, global emerging market stocks, as measured by the MSCI EM Index, posted a +10.76% total return for the six-month period.1

Global financial markets began the six-month period on a positive note, significantly recovering from the heightened

Geographic Composition*

Based on Total Net Assets as of 6/30/19

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

volatility in December 2018. Some of the strongest rallies in January were seen across emerging markets, notably in Latin America. Most global currencies initially strengthened against a broadly weaker U.S. dollar before the trends reversed in February, March, April and May. However, weakness in the U.S. dollar returned in June, resulting in positive appreciations for a number of currencies against the U.S. dollar over the full six-month period. Additionally, risk assets around the world largely rallied during the period as a whole despite intermittent periods of volatility, with credit spreads broadly tightening across much of the global fixed income markets.

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The Federal Open Market Committee (FOMC) shifted its policy stance at its January 2019 meeting, keeping rates unchanged, but removing its prior statement that “some further gradual increases in the target range for the federal funds rate” would be warranted. By March, the U.S. Federal Reserve (Fed) dropped its projected rate hikes for 2019 to zero, from the previous projections for two. In June, the FOMC shifted forward guidance further into dovish territory, notably removing its prior statement on being “patient...on future adjustments” and replacing it with a declaration that it “will act as appropriate to sustain the expansion.” Fed Chair Jay Powell indicated that several FOMC members saw a strengthening case for rate cuts.

In Europe, the European Central Bank (ECB) kept its policy rate unchanged at its January, March, April and June meetings, but moved increasingly into dovish territory throughout the period. ECB President Mario Draghi indicated the central bank was prepared to “use all the instruments in its toolbox” to support economic conditions and move inflation closer to its 2.0% target, specifically including the possibility for rate cuts and quantitative easing.

Trade tensions between the U.S. and China presented risks to economic continuity and market sentiment during the period. Negotiations appeared to deteriorate throughout May, but not to a point that we believed would trigger an imminent recession or require acute monetary accommodation. The impasse appeared to thaw at the end of June, as President Trump resumed trade talks with Chinese President Xi Jinping at the G20 summit in Osaka, Japan. Our baseline view was for trade agreements to be reached in the second half of 2019, though the tail risks for “no-deal” scenarios and ongoing tariff tensions remained elevated.

Sovereign bond yields around the world declined during the six-month period, with the yield on the 10-year U.S. Treasury (UST) note finishing 0.68% lower at 2.01%, its lowest level since November 2016, and the yield on the 10-year German Bund dropping 0.57% to finish at 0.33%, its lowest level on record. The UST yield curve inverted with the spread between three-month and 10-year USTs reaching a low of -0.25% in early June, its lowest level since 2007. In our view, markets were overvaluing longer-term USTs during the period and overstating the probabilities for a near-term contraction in the U.S. economy. The probability for slower growth in the second half of 2019 increased during the period, but the likelihood for a recession still remained quite low, in our assessment.

On the whole, duration and credit exposures around the world rallied during the period. Additionally, a number of global currencies appreciated against a weakened U.S.

dollar, with some notable exceptions including the euro, the Australian dollar, the Argentine peso and the Ghanaian cedi. Overall, long-duration exposures and select currency exposures across global fixed income markets were key drivers of investment returns during the period.

Investment Strategy

When allocating assets between the equity portion and the fixed income portion of the Fund, we apply a bottom up, fundamental research approach, considering the opportunity set within each asset class based on both absolute and relative valuations available within each asset class. We consider the relative valuation of equities versus bonds and the volatility and near-term risk of loss in each asset class.

When choosing equity investments for the Fund, we apply a fundamental research, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price of the company’s securities, as well as an assessment of the potential impacts of material environmental, social and governance factors on the long-term risk and return profile of a country.

When choosing fixed income investments for the Fund, we allocate the Fund’s assets based upon our assessment of changing market, political and economic conditions. We consider various factors, including evaluation of interest and currency exchange rate changes and credit risks, as well as an assessment of the potential impacts of material environmental, social and governance factors on the long-term risk and return profile of a country. We regularly enter into currency-related transactions involving derivative instruments, principally currency and cross currency forwards, but may also use currency and currency index futures contracts and currency options. The Fund maintains significant positions in currency-related derivative instruments as a hedging technique with respect to its fixed income securities or to implement a currency investment strategy, which could expose a large amount of the Fund’s assets to obligations under these instruments. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The results of such transactions may represent, from time to time, a large component of the Fund’s fixed income investment returns. The Fund may also enter into various other transactions involving derivatives from time to time, including interest-rate and bond futures contracts (including those on government securities) and swap

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TEMPLETON EMERGING MARKETS BALANCED FUND

agreements (which may include credit default and interest-rate swaps). The use of these derivative transactions may allow the Fund to obtain net long or net short exposures to selected currencies, interest rates, countries, durations or credit risks, or may be used for hedging purposes.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What are swap agreements?

Swap agreements, such as interest-rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

Manager’s Discussion

We continued to allocate in favor of equities during the period as we sought to take advantage of valuation opportunities within emerging market equities. Within fixed income, we sought to take advantage of valuation opportunities in emerging market countries with favorable growth prospects, low indebtedness and higher reserves.

Top Five Equity Holdings

6/30/19

Company Sector/Industry, Country	% of Total Net Assets

Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	4.6%

Taiwan Semiconductor Manufacturing Co. Ltd. Semiconductors & Semiconductor Equipment, Taiwan	4.2%

Naspers Ltd. Internet & Direct Marketing Retail, South Africa	3.6%

Alibaba Group Holding Ltd. Internet & Direct Marketing Retail, China	3.3%

ICICI Bank Ltd. Banks, India	2.5%

Equity

Key contributors to the Fund’s absolute performance during the reporting period included Samsung Electronics, Naspers and Brilliance China Automotive.

Samsung is a South Korea-based consumer electronics and semiconductor manufacturer. It is one of the world’s largest smartphone and memory chip producers as well as a key supplier of organic light-emitting diode (LED) displays. Following weakness in the second half of 2018, Samsung’s share price rebounded due to improved sentiment in the technology sector in general. Although the company reported weak first-quarter operating profits, largely due to weakness in the semiconductor and display segments, management expectations for a recovery in the second half of 2019 provided investors with some comfort.

Naspers is an internet and media group based in South Africa. It also has sizable investments in some of the world’s leading technology companies, including China-based Tencent and Russia-based Mail.Ru (both Fund holdings). The first quarter of 2019 saw a broad recovery in the information technology (IT) sector driven by improved investor confidence.2 Sentiment in Naspers further benefited from Tencent’s above-consensus fourth quarter 2018 revenue and earnings. Investors also reacted positively to Naspers’ creation of a new company listing in Amsterdam, which management expects to unlock value and reduce the discount to net asset value.

Brilliance China manufactures and sells automobiles for the Chinese domestic market, predominantly through its joint venture (JV) with German luxury car maker BMW (not a

2. The IT sector comprises communications equipment; electronic equipment, instruments and components; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.

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Fund holding). Brilliance China’s share price rebounded in the first half of 2019, as investors saw value emerge following a steep decline in the second half of 2018 after BMW announced plans to increase its JV stake to a majority share. The sale of part of Brilliance’s stake to BMW was approved by shareholders in early 2019, and the company is expected to distribute a special dividend from sale proceeds. However, completion of the deal is pending approval from Chinese regulators in 2022, when a change in regulations on foreign ownership comes into effect. Sentiment in the stock also benefited from Chinese government measures to support car sales.

In contrast, key detractors from absolute performance included Glenmark Pharmaceuticals, Massmart and Naver.

Glenmark Pharmaceuticals is a mid-size Indian pharmaceutical company with a presence in generics and research and development. While fourth-quarter 2018 corporate results generally met market expectations, sentiment was hurt by weaker-than-expected growth in U.S. revenues along with earnings pressure from foreign exchange losses and higher research and development expenditures. A delay in U.S. approval and launch of an investigational product for the treatment of seasonal allergic rhinitis also caused shares to fall sharply in June.

Massmart is a leading South African wholesaler, distributor and retailer of food products, general merchandise, alcohol, home improvement equipment and supplies. U.S.-based Walmart (not a Fund holding), the world’s largest retailer, owns a controlling stake in the company. Disappointing 2018 corporate results gave rise to a correction of Massmart’s share price. 2018 earnings declined largely due to weak sales growth and a contraction in the operating margin in two divisions. The company also released a profit decline warning for the first half of 2019. The resignation of the chief executive officer and chief financial officer further impacted sentiment.

Naver is South Korea’s largest web search engine, as well as a global information and communication technology brand that provides services including LINE messenger, currently with over 200 million users around the world. Although lower marketing costs supported earnings, concerns that competition from U.S. search platforms have impacted key business areas hurt its share price. Losses at Naver’s Japanese subsidiary LINE were due to aggressive efforts to

Top Five Fixed Income Holdings*

6/30/19

Issue/Issuer	% of Total Net Assets

Nota do Tesouro Nacional	7.9%

Government of India	5.2%

Government of Mexico	3.9%

Argentine Bonos del Tesoro	3.3%

Government of Ghana	3.2%

*Excludes short-term investments.

expand the service into fintech and also raised investor concerns.

In the past six months, the Fund added a number of new companies to its portfolio. These included Health & Happiness H&H International, a leading family nutrition product company in China; Infosys, a major Indian technology services and consulting provider; Petroleo Brasileiro (Petrobras), Brazil’s national energy company; and China Merchants Bank. We increased our existing holdings in Cognizant Technology, a major global IT services company, LG, a major South Korean conglomerate, and China Resources Cement.

In contrast, the Fund reduced its investments in South Korea, Taiwan and South Africa to raise funds for redemptions received and allow the Fund to focus on stocks deemed to be more attractively valued within our investment universe. Sectors that experienced the largest sales were materials, consumer discretionary and communication services.3 Key reductions included Naspers, Samsung and Compania De Minas Buenaventura, a Peruvian precious metals company. We liquidated our positions in Bank Danamon Indonesia and Largan Precision, a Taiwanese plastic camera lens manufacturer, as well as in Nigerian Breweries, which eliminated the Fund’s exposure to that country.

Fixed Income

During the period, we held duration exposures in select local-currency markets, notably including Brazil, Colombia, India and Indonesia. We held short-term local-currency bonds in Mexico, Argentina and Thailand. We also continued to hold a net-negative position in the euro, through currency

3. The materials sector comprises chemicals, construction materials, and metals and mining in the SOI. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; household durables; internet and direct marketing retail; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI. The communication services sector comprises entertainment, interactive media and services, media and wireless telecommunication services in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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forward contracts, as a macro hedge against a broadly strengthening U.S. dollar and as a directional view on the currency. We expected the euro to weaken based on rate differentials and growth divergence between Europe and the U.S. The ECB has shifted back towards ongoing stimulus with intentions to not raise rates above the 0% main refinancing rate through at least the first half of 2020. Our short euro position was also designed to hedge against eurosceptic political risks and unresolved structural risks across Europe. We also continued to hold net-negative positioning in the Australian dollar, also through currency forward contracts, based on the Reserve Bank of Australia’s continued rate accommodation, and as a partial hedge against potential trade risks and tail risks associated with China’s economy. The short Australian dollar position is intended to hedge broad-based beta risk across emerging markets. In May, we closed our net-negative position in the Japanese yen, formerly achieved through currency forward contracts, and transitioned toward a positive exposure to the yen, as our expectations shifted to a positive outlook for yen strength. We continued to hedge our exposure to the Indian rupee but maintained our position in the local-currency bonds. In credit markets, we continued to see areas of value in some specific sovereign credits. However, we largely preferred the risk-adjusted returns in specific areas of the local-currency bond markets over the more fully valued credit markets. We remained positioned for rising yields by maintaining low overall portfolio duration and holding negative duration exposure to USTs through interest-rate swaps.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

During the period, the fixed income sleeve’s positive absolute performance was primarily attributable to interest-rate strategies. Currency positions detracted from absolute performance while overall credit exposures had a largely neutral effect. The Fund maintained low overall portfolio duration. while holding duration exposures in select emerging markets. Select duration exposures in Latin America (Brazil and Argentina), Asia ex-Japan (Indonesia and India) and Africa (Ghana) contributed to absolute performance, while negative duration exposure to USTs detracted. Among currencies, exposures to the Argentine peso and Ghanaian cedi detracted, while exposure to the Mexican peso contributed.

On a relative basis, the fixed income sleeve’s underperformance was primarily due to overall credit exposures and currency positions. Interest-rate strategies contributed to relative return. Underweighted credit exposures in Latin America, Asia ex-Japan and Africa detracted from relative performance. Among currencies, overweighted positions in the Argentine peso and Ghanaian cedi detracted, while overweighted positioning in the Mexican peso contributed. Overweighted duration exposures in Latin America (Brazil and Argentina), Asia ex-Japan (Indonesia and India) and Africa (Ghana) contributed to relative performance, while underweighted duration exposure to U.S. Treasuries detracted.

Thank you for your participation in Templeton Emerging Markets Balanced Fund. It has been a pleasure serving your investment needs.

Chetan Sehgal, CFA Co-Lead Portfolio Manager

Michael Hasenstab, Ph.D. Co-Lead Portfolio Manager

Calvin Ho, Ph.D. Portfolio Manager

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The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of June 30, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4

6-Month	+9.58%	+3.59%

1-Year	+3.65%	-2.03%

5-Year	+11.44%	+1.04%

Since Inception (10/3/11)	+26.59%	+2.34%

Advisor

6-Month	+9.82%	+9.82%

1-Year	+4.02%	+4.02%

5-Year	+12.86%	+2.45%

Since Inception (10/3/11)	+29.11%	+3.35%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (1/1/19–6/30/19)

Share Class	Net Investment Income

A	$0.2563

C	$0.2148

R	$0.2465

R6	$0.2739

Advisor	$0.2687

Total Annual Operating Expenses5

Share Class	With Fee Waiver	Without Fee Waiver

A	1.49%	2.32%

Advisor	1.24%	2.07%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Stock prices fluctuate due to factors affecting individual companies, particular industries or sectors, or general market conditions. Investments in emerging market countries involve special risks including currency fluctuations, economic and political uncertainties, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Smaller company stocks have historically exhibited greater price volatility than large company stocks. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The risks associated with higher yielding, lower rated securities include higher risks of default and loss of principal. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a government entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due. The Fund’s investments in derivative securities and use of foreign currency techniques involve special risks, as such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. The markets for particular securities or types of securities are or may become relatively illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

franklintempleton.com	Semiannual Report	11

TEMPLETON EMERGING MARKETS BALANCED FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period 1/1/19–6/30/191, [2]	Ending Account Value 6/30/19	Expenses Paid During Period 1/1/19–6/30/19[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,095.80	$ 7.69	$1,017.46	$ 7.40	1.48%
C	$1,000	$1,092.00	$11.57	$1,013.74	$11.13	2.23%
R	$1,000	$1,094.60	$ 8.98	$1,016.22	$ 8.65	1.73%
R6	$1,000	$1,097.70	$ 5.88	$1,019.19	$ 5.66	1.13%
Advisor	$1,000	$1,098.20	$ 6.40	$1,018.70	$ 6.16	1.23%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

12	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Financial Highlights

Templeton Emerging Markets Balanced Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,			Year Ended March 31,
		2018	2017	2016[a]	2016	2015	2014

Class A
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.34	$11.26	$ 9.03	$ 8.33	$ 9.36	$10.10	$11.38

Income from investment operations[b]:

Net investment income[c]	0.22	0.50	0.40	0.20	0.23	0.30	0.36

Net realized and unrealized gains (losses)	0.67	(1.86)	2.14	0.60	(1.22)	(0.67)	(1.32)

Total from investment operations	0.89	(1.36)	2.54	0.80	(0.99)	(0.37)	(0.96)

Less distributions from:

Net investment income	(0.26)	(0.43)	(0.31)	(0.10)	(0.04)	(0.37)	(0.31)

Net realized gains	—	—	—	—	—	—	(0.01)

Tax return of capital	—	(0.13)	—	—	—	—	—

Total distributions	(0.26)	(0.56)	(0.31)	(0.10)	(0.04)	(0.37)	(0.32)

Net asset value, end of period	$ 9.97	$ 9.34	$11.26	$ 9.03	$ 8.33	$ 9.36	$10.10

Total return[d]	9.58%	(12.30)%	28.31%	9.64%	(10.57)%	(3.66)%	(8.27)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	2.48%	2.32%	2.33%	2.49%	2.25%	2.10%	2.04%

Expenses net of waiver and payments by affiliates	1.48%	1.48%	1.48%[f]	1.48%	1.50%	1.53%	1.54%

Net investment income	4.56%	4.78%	3.74%	3.00%	2.65%	3.00%	3.52%

Supplemental data

Net assets, end of period (000’s)	$21,916	$22,331	$28,572	$20,316	$23,171	$30,151	$29,971

Portfolio turnover rate	11.63%	22.02%	23.96%	26.32%	65.41%	48.32%	69.27%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,			Year Ended March 31,
		2018	2017	2016[a]	2016	2015	2014

Class C
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.26	$11.17	$ 8.96	$ 8.25	$ 9.30	$10.03	$11.32

Income from investment operations[b]:

Net investment income[c]	0.18	0.42	0.32	0.14	0.16	0.23	0.28

Net realized and unrealized gains (losses)	0.65	(1.84)	2.13	0.60	(1.21)	(0.66)	(1.31)

Total from investment operations	0.83	(1.42)	2.45	0.74	(1.05)	(0.43)	(1.03)

Less distributions from:

Net investment income	(0.21)	(0.37)	(0.24)	(0.03)	—	(0.30)	(0.25)

Net realized gains	—	—	—	—	—	—	(0.01)

Tax return of capital	—	(0.12)	—	—	—	—	—

Total distributions	(0.21)	(0.49)	(0.24)	(0.03)	—	(0.30)	(0.26)

Net asset value, end of period	$ 9.88	$ 9.26	$11.17	$ 8.96	$ 8.25	$ 9.30	$10.03

Total return[d]	9.20%	(13.07)%	27.46%	9.02%	(11.29)%	(4.27)%	(8.96)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	3.23%	3.07%	3.08%	3.24%	2.98%	2.80%	2.73%

Expenses net of waiver and payments by affiliates	2.23%	2.23%	2.23%[f]	2.23%	2.23%	2.23%	2.23%

Net investment income	3.81%	4.03%	2.99%	2.25%	1.92%	2.30%	2.83%

Supplemental data

Net assets, end of period (000’s)	$2,597	$3,305	$5,024	$3,143	$3,462	$4,079	$4,250

Portfolio turnover rate	11.63%	22.02%	23.96%	26.32%	65.41%	48.32%	69.27%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)
		Year Ended December 31,			Year Ended March 31,
		2018	2017	2016[a]	2016	2015	2014

Class R
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.36	$ 11.24	$ 9.01	$ 8.32	$ 9.35	$ 10.09	$ 11.37

Income from investment operations[b]:

Net investment income[c]	0.23	0.45	0.37	0.17	0.16	0.29	0.36

Net realized and unrealized gains (losses)	0.64	(1.82)	2.14	0.61	(1.17)	(0.68)	(1.34)

Total from investment operations	0.87	(1.37)	2.51	0.78	(1.01)	(0.39)	(0.98)

Less distributions from:

Net investment income	(0.25)	(0.39)	(0.28)	(0.09)	(0.02)	(0.35)	(0.29)

Net realized gains	—	—	—	—	—	—	(0.01)

Tax return of capital	—	(0.12)	—	—	—	—	—

Total distributions	(0.25)	(0.51)	(0.28)	(0.09)	(0.02)	(0.35)	(0.30)

Net asset value, end of period	$ 9.98	$ 9.36	$ 11.24	$ 9.01	$ 8.32	$ 9.35	$ 10.09

Total return[d]	9.46%	(12.55)%	28.08%	9.36%	(10.79)%	(3.85)%	(8.45)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	2.73%	2.57%	2.58%	2.74%	2.48%	2.30%	2.23%

Expenses net of waiver and payments by affiliates	1.73%	1.73%	1.73%[f]	1.73%	1.73%	1.73%	1.73%

Net investment income	4.31%	4.53%	3.49%	2.75%	2.42%	2.80%	3.33%

Supplemental data

Net assets, end of period (000’s)	$155	$84	$262	$190	$149	$52	$53

Portfolio turnover rate	11.63%	22.02%	23.96%	26.32%	65.41%	48.32%	69.27%

aFor the period April 1, 2016 to December 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,
		2018	2017[a]

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.35	$11.27	$10.83

Income from investment operations[b]:

Net investment income[c]	0.24	0.54	0.19

Net realized and unrealized gains (losses)	0.65	(1.86)	0.48

Total from investment operations	0.89	(1.32)	0.67

Less distributions from:

Net investment income	(0.27)	(0.46)	(0.23)

Tax return of capital	—	(0.14)	—

Total distributions	(0.27)	(0.60)	(0.23)

Net asset value, end of period	$ 9.97	$ 9.35	$11.27

Total return[d]	9.77%	(12.08)%	6.19%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	2.09%	1.95%	1.91%

Expenses net of waiver and payments by affiliates	1.13%	1.15%	1.15%[f]

Net investment income	4.91%	5.11%	4.07%

Supplemental data

Net assets, end of period (000’s)	$590	$775	$838

Portfolio turnover rate	11.63%	22.02%	23.96%

aFor the period August 1, 2017 (effective date) to December 31, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

16	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

Templeton Emerging Markets Balanced Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)
		Year Ended December 31,			Year Ended March 31,

		2018	2017	2016[a]	2016	2015	2014

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.35	$ 11.27	$ 9.04	$ 8.35	$ 9.38	$ 10.11	$ 11.40

Income from investment operations[b]:

Net investment income[c]	0.24	0.53	0.42	0.22	0.25	0.34	0.42

Net realized and unrealized gains (losses)	0.66	(1.86)	2.14	0.59	(1.22)	(0.67)	(1.36)

Total from investment operations	0.90	(1.33)	2.56	0.81	(0.97)	(0.33)	(0.94)

Less distributions from:

Net investment income	(0.27)	(0.45)	(0.33)	(0.12)	(0.06)	(0.40)	(0.34)

Net realized gains	—	—	—	—	—	—	(0.01)

Tax return of capital	—	(0.14)	—	—	—	—	—

Total distributions	(0.27)	(0.59)	(0.33)	(0.12)	(0.06)	(0.40)	(0.35)

Net asset value, end of period	$ 9.98	$ 9.35	$11.27	$ 9.04	$ 8.35	$ 9.38	$10.11

Total return[d]	9.82%	(12.15)%	28.60%	9.78%	(10.32)%	(3.28)%	(8.07)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	2.23%	2.07%	2.08%	2.24%	1.98%	1.80%	1.73%

Expenses net of waiver and payments by affiliates	1.23%	1.23%	1.23%[f]	1.23%	1.23%	1.23%	1.23%
Net investment income	4.81%	5.03%	3.99%	3.25%	2.92%	3.30%	3.83%

Supplemental data

Net assets, end of period (000’s)	$4,404	$6,995	$8,177	$4,060	$6,522	$8,068	$8,911

Portfolio turnover rate	11.63%	22.02%	23.96%	26.32%	65.41%	48.32%	69.27%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned, adjustments to interest income for the inflation-indexed bonds, and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	17

TEMPLETON GLOBAL INVESTMENT TRUST

Statement of Investments, June 30, 2019 (unaudited)

Templeton Emerging Markets Balanced Fund

		Industry	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests 53.6%
	Brazil 1.4%
[a]	B2W Cia Digital	Internet & Direct Marketing Retail	7,600	$64,691
	B3 SA - Brasil Bolsa Balcao	Capital Markets	12,000	116,941
	Lojas Americanas SA	Multiline Retail	42,900	147,092
	M. Dias Branco SA	Food Products	8,100	82,096

				410,820

	Cambodia 0.6%
	NagaCorp Ltd.	Hotels, Restaurants & Leisure	140,800	173,203

	China 15.2%
[a]	Alibaba Group Holding Ltd., ADR	Internet & Direct Marketing Retail	5,763	976,540
	BAIC Motor Corp. Ltd., H	Automobiles	216,000	135,481
[a]	Baidu Inc., ADR	Interactive Media & Services	646	75,815
	Brilliance China Automotive Holdings Ltd.	Automobiles	480,200	531,089
	China Construction Bank Corp., H	Banks	376,400	324,262
	China Merchants Bank Co. Ltd., A	Banks	21,300	111,607
	China Mobile Ltd.	Wireless Telecommunication Services	18,500	168,491
	China Petroleum & Chemical Corp., H	Oil, Gas & Consumable Fuels	161,400	109,705
	China Resources Cement Holdings Ltd.	Construction Materials	134,100	129,943
	CNOOC Ltd.	Oil, Gas & Consumable Fuels	174,900	299,106
	Health & Happiness H&H International Holdings Ltd.	Food Products	21,600	122,624
	MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	72,000	122,394
	NetEase Inc., ADR	Entertainment	323	82,614
	Ping An Bank Co. Ltd., A	Banks	97,500	195,659
	Ping An Insurance Group Co. of China Ltd., A	Insurance	14,027	181,006
	Sands China Ltd.	Hotels, Restaurants & Leisure	13,400	64,066
	Sunny Optical Technology Group Co. Ltd.	Electronic Equipment, Instruments & Components	10,000	103,301
	Tencent Holdings Ltd.	Interactive Media & Services	13,300	600,293
	Uni-President China Holdings Ltd.	Food Products	108,000	120,274
	Weifu High-Technology Co. Ltd., B	Auto Components	28,126	50,728

				4,504,998

	Czech Republic 0.1%
	Moneta Money Bank AS	Banks	6,425	22,000

	Hungary 0.7%
	Richter Gedeon Nyrt	Pharmaceuticals	11,180	205,933

	India 4.7%
	Bajaj Holdings & Investment Ltd.	Diversified Financial Services	3,501	182,704
	Coal India Ltd.	Oil, Gas & Consumable Fuels	8,994	33,106
	Glenmark Pharmaceuticals Ltd.	Pharmaceuticals	19,783	127,205
	ICICI Bank Ltd., ADR	Banks	59,470	748,727
	Infosys Ltd.	IT Services	3,194	33,909
	Infosys Ltd., ADR	IT Services	5,210	55,747
	Tata Chemicals Ltd.	Chemicals	3,700	33,625
	Tata Investment Corp. Ltd.	Capital Markets	15,057	194,027

				1,409,050

18	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

		Industry	Shares/ Warrants	Value
	Common Stocks and Other Equity Interests (continued)
	Indonesia 0.3%
	Astra International Tbk PT	Automobiles	194,600	$102,620

	Mexico 1.5%
	Banco Santander Mexico SA Institucion de Banca
	Multiple Grupo Financiero Santander, ADR	Banks	51,626	394,939
[a,b]	Corporacion GEO SAB de CV, B	Household Durables	5,256	—
[a,b]	Corporacion GEO SAB de CV, wts., 12/30/27	Household Durables	8,223	—
	Nemak SAB de CV	Auto Components	103,237	48,436

				443,375

	Pakistan 0.1%
	Habib Bank Ltd.	Banks	48,100	33,034

	Peru 0.5%
	Compania de Minas Buenaventura SA, ADR	Metals & Mining	2,665	44,426
	Intercorp Financial Services Inc.	Banks	2,380	108,290

				152,716

	Russia 4.9%
	Gazprom PJSC, ADR	Oil, Gas & Consumable Fuels	2,700	19,780
	LUKOIL PJSC, ADR	Oil, Gas & Consumable Fuels	6,200	523,404
[a,c]	Mail.Ru Group Ltd., GDR, Reg S	Interactive Media & Services	8,441	215,414
	Sberbank of Russia PJSC, ADR	Banks	30,555	469,936
[a]	Yandex NV, A	Interactive Media & Services	5,654	214,852

				1,443,386

	South Africa 4.1%
[a,b,d]	Edcon Holdings Ltd., F wts., 2/20/49	Specialty Retail	84	—
[a,b,d]	Edcon Holdings Ltd., F1 wts., 2/20/49	Specialty Retail	1,503,436	—
[a,b,d]	Edcon Holdings Ltd., F2 wts., 2/20/49	Specialty Retail	121,748	—
[a,b,d]	K2016470219 South Africa Ltd., A	Specialty Retail	1,390,834	987
[a,b,d]	K2016470219 South Africa Ltd., B	Specialty Retail	437,269	310
	Massmart Holdings Ltd.	Food & Staples Retailing	29,824	131,673
	Naspers Ltd., N	Internet & Direct Marketing Retail	4,433	1,075,977

				1,208,947

	South Korea 9.3%
	Fila Korea Ltd.	Textiles, Apparel & Luxury Goods	3,145	208,500
	Hankook Technology Group Co. Ltd.	Diversified Financial Services	2,667	39,535
	Hankook Tire & Technology Co. Ltd.	Auto Components	1,135	34,434
	Hanon Systems	Auto Components	3,341	33,643
	HDC Hyundai Development Co-Engineering & Construction	Construction & Engineering	3,659	137,575
	KT Skylife Co. Ltd.	Media	7,310	66,659
	LG Corp.	Industrial Conglomerates	4,804	319,314
	Naver Corp.	Interactive Media & Services	3,665	361,134
	POSCO	Metals & Mining	320	67,627
	Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	33,244	1,350,518
	SK Hynix Inc.	Semiconductors & Semiconductor Equipment	2,440	146,576

				2,765,515

franklintempleton.com	Semiannual Report	19

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

		Industry	Shares/ Warrants			Value

	Common Stocks and Other Equity Interests (continued)
	Taiwan 5.2%
	Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	11,000			$79,008
	CTBC Financial Holding Co. Ltd.	Banks	83,000			57,203
	FIT Hon Teng Ltd.	Electronic Equipment, Instruments & Components	125,100			50,603
	Hon Hai Precision Industry Co. Ltd.	Electronic Equipment, Instruments & Components	25,592			63,943
[a]	PChome Online Inc.	Internet & Direct Marketing Retail	14,000			51,068
	Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	161,000			1,242,140

						1,543,965

	Thailand 1.4%
	Kasikornbank PCL, fgn.	Banks	35,600			219,817
	Kiatnakin Bank PCL, fgn.	Banks	48,800			110,512
	Thai Beverage PCL, fgn.	Beverages	55,100			33,795
	Univanich Palm Oil PCL, fgn.	Food Products	273,100			52,057

						416,181

	United Kingdom 1.8%
	Unilever PLC	Personal Products	8,454			525,481

	United States 1.8%
	Cognizant Technology Solutions Corp., A	IT Services	6,000			380,340
[a]	IMAX Corp.	Entertainment	8,274			167,135

						547,475

	Total Common Stocks and Other Equity Interests (Cost $11,953,604)					15,908,699

	Preferred Stocks 3.3%
	Brazil 3.3%
[e]	Banco Bradesco SA, 3.053%, ADR, pfd	Banks	43,547			427,632
[e]	Itau Unibanco Holding SA, 7.589%, ADR, pfd	Banks	48,738			459,112
[e]	Petroleo Brasileiro SA, 0.599%, ADR, pfd	Oil, Gas & Consumable Fuels	7,600			107,920

	Total Preferred Stocks (Cost $492,421)					994,664

			Principal Amount	*
	Corporate Bonds 0.2%
	Bermuda 0.2%
[f,g]	Digicel Group Two Ltd., senior note, 144A, PIK, 9.125%, 4/01/24	Wireless Telecommunication Services	200,856			48,205

	South Africa 0.0%†
[d,g]	K2016470219 South Africa Ltd.,
	[b] senior secured note, 144A, PIK, 3.00%, 12/31/22	Multiline Retail	110,231			138
	senior secured note, 144A, PIK, 8.00%, 12/31/22	Multiline Retail	43,794		EUR	498

20	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

		Industry	Principal Amount	*		Value

	Corporate Bonds (continued)
	South Africa (continued)
[d,g]	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	Multiline Retail	82,742			$2,482

						3,118

	Total Corporate Bonds (Cost $307,788)					51,323

	Foreign Government and Agency Securities 31.2%
	Argentina 3.4%
	Argentina Treasury Bill,
	Strip, 4/30/20		171,000		ARS	4,575
	Strip, 7/31/20		599,000		ARS	13,654
	Argentine Bonos del Tesoro, 18.20%, 10/03/21		9,712,000		ARS	155,351
	16.00%, 10/17/23		27,763,000		ARS	470,293
	senior note, 15.50%, 10/17/26		20,834,000		ARS	343,265
	Government of Argentina,
	[h] FRN, 68.466%, (ARPP7DRR), 6/21/20		110,000		ARS	2,524
	[h] FRN, 52.006%, (ARS Badlar + 2.00%), 4/03/22		752,000		ARS	15,208
	[i] Index Linked, 4.00%, 3/06/20		42,000		ARS	1,355

						1,006,225

	Brazil 7.9%
	Nota do Tesouro Nacional,
	10.00%, 1/01/23		167[j]		BRL	47,790
	10.00%, 1/01/25		3,060[j]		BRL	898,891
	10.00%, 1/01/27		4,725[j]		BRL	1,411,258

						2,357,939

	Colombia 1.3%
	Government of Colombia,
	senior bond, 7.75%, 4/14/21		52,000,000		COP	16,937
	senior bond, 9.85%, 6/28/27		12,000,000		COP	4,713
	Titulos de Tesoreria, senior bond, B, 7.00%, 5/04/22		1,066,000,000		COP	350,050

						371,700

	Ghana 3.4%
	Ghana Treasury Note,
	17.24%, 11/11/19		70,000		GHS	12,859
	17.18%, 1/06/20		50,000		GHS	9,162
	16.50%, 2/17/20		80,000		GHS	14,557
	Government of Ghana,
	21.00%, 3/23/20		50,000		GHS	9,341
	24.75%, 3/01/21		50,000		GHS	9,904
	16.25%, 5/17/21		360,000		GHS	63,320
	24.50%, 6/21/21		120,000		GHS	23,966

franklintempleton.com	Semiannual Report	21

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

		Principal Amount*		Value

	Foreign Government and Agency Securities (continued)
	Ghana (continued)
	Government of Ghana, (continued)
	24.75%, 7/19/21	110,000	GHS	$22,101
	18.75%, 1/24/22	420,000	GHS	76,251
	17.60%, 11/28/22	50,000	GHS	8,953
	16.50%, 2/06/23	250,000	GHS	42,547
	19.75%, 3/25/24	470,000	GHS	87,775
	19.00%, 11/02/26	1,380,000	GHS	250,077
	senior bond, 19.75%, 3/15/32	1,492,000	GHS	271,870
	senior note, 21.50%, 3/09/20	50,000	GHS	9,399
	senior note, 18.25%, 9/21/20	50,000	GHS	9,150
	senior note, 16.50%, 3/22/21	320,000	GHS	56,671
	senior note, 18.25%, 7/25/22	100,000	GHS	17,934

				995,837

	India 5.2%
	Government of India, senior bond, 8.08%, 8/02/22	62,000,000	INR	937,185
	senior bond, 8.13%, 9/21/22	40,000,000	INR	606,892

				1,544,077

	Indonesia 3.0%
	Government of Indonesia, senior bond, FR31, 11.00%, 11/15/20	31,000,000	IDR	2,326
	senior bond, FR34, 12.80%, 6/15/21	1,775,000,000	IDR	139,877
	senior bond, FR36, 11.50%, 9/15/19	63,000,000	IDR	4,517
	senior bond, FR53, 8.25%, 7/15/21	10,153,000,000	IDR	739,871

				886,591

	Mexico 3.9%
	Government of Mexico, senior bond, M, 8.00%, 6/11/20	148,500[k]	MXN	774,800
	senior bond, M, 6.50%, 6/10/21	48,700[k]	MXN	249,002
	senior bond, M, 6.50%, 6/09/22	2,100[k]	MXN	10,672
	senior bond, M, 8.00%, 12/07/23	1,100[k]	MXN	5,856
	senior bond, M 20, 10.00%, 12/05/24	800[k]	MXN	4,650
	senior note, M, 5.00%, 12/11/19	20,300[k]	MXN	104,284
	senior note, M, 7.25%, 12/09/21	3,900[k]	MXN	20,233

				1,169,497

	Senegal 0.7%
[f]	Government of Senegal, 144A, 6.25%, 7/30/24	200,000		214,866

	Thailand 2.4%
	Bank of Thailand Bond, senior note, 1.77%, 3/27/20	21,500,000	THB	700,701

	Total Foreign Government and Agency Securities (Cost $11,499,374)			9,247,433

22	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

		Number of Contracts	Notional Amount	*		Value

	Options Purchased (Cost $9) 0.0%†
	Puts - Over-the-Counter
	Currency Options 0.0%†
	AUD/USD, Counterparty MSCO, November Strike Price $0.67, Expires 11/14/19	1	1,000		AUD	$3

	Total Investments before Short Term Investments (Cost $24,253,196)					26,202,122

			Principal Amount	*
	Short Term Investments 4.2%
	Foreign Government and Agency Securities 4.2%
	Argentina 2.4%
[l]	Argentina Treasury Bill,
	9/30/19		17,530,100		ARS	552,213
	10/31/19 - 2/28/20		5,193,000		ARS	154,601

						706,814

	Egypt 1.7%
[l]	Egypt Treasury Bill, 7/02/19 - 9/17/19		8,525,000		EGP	503,132

	Mexico 0.1%
[l]	Mexico Treasury Bill, 1/02/20 - 2/27/20		49,810	[m]	MXN	24,614

	Total Foreign Government and Agency Securities (Cost $1,323,466)					1,234,560

	Total Investments before Money Market Funds (Cost $25,576,662)					27,436,682

			Shares
	Money Market Funds (Cost $597) 0.0%†
	United States 0.0%†
[n,o]	Institutional Fiduciary Trust Money Market Portfolio, 2.05%		597			597

	Total Investments (Cost $25,577,259) 92.5%					27,437,279
	Options Written (0.0)%†					(5)
	Other Assets, less Liabilities 7.5%					2,224,278

	Net Assets 100.0%					$29,661,552

franklintempleton.com	Semiannual Report	23

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

	Number of Contracts	Notional Amount	*		Value

Options Written (Premiums received $7) (0.0)%†
Calls - Over-the-Counter
Currency Options (0.0)%†
AUD/USD, Counterparty MSCO, November Strike Price $0.72, Expires 11/14/19	1	1,000		AUD	$(5)

†Rounds to less than 0.1% of net assets.

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 13 regarding fair value measurements.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2019, the aggregate value of these securities was $215,414, representing 0.7% of net assets.

dSee Note 9 regarding restricted securities.

eVariable rate security. The rate shown represents the yield at period end.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2019, the aggregate value of these securities was $263,071, representing 0.9% of net assets.

gIncome may be received in additional securities and/or cash.

hThe coupon rate shown represents the rate at period end.

iRedemption price at maturity and coupon payment are adjusted for inflation. See Note 1(e).

jPrincipal amount is stated in 1,000 Brazilian Real Units.

kPrincipal amount is stated in 100 Mexican Peso Units.

lThe security was issued on a discount basis with no stated coupon rate.

mPrincipal amount is stated in 10 Mexican Peso Units.

nSee Note 3(f) regarding investments in affiliated management investment companies.

oThe rate shown is the annualized seven-day effective yield at period end.

24	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

At June 30, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Indian Rupee	BNDP		Sell	5,390,000	76,968			7/05/19	$—	$(1,132)
Indian Rupee	HSBK		Buy	4,601,000	66,759			7/05/19	—	(91)
Indian Rupee	HSBK		Sell	4,601,000	66,011			7/05/19	—	(656)
Indian Rupee	HSBK		Buy	10,479,726	150,096			7/11/19	1,632	—
Indian Rupee	HSBK		Sell	10,479,726	148,721			7/11/19	—	(3,008)
Australian Dollar	JPHQ		Sell	87,250	62,422			7/15/19	1,139	—
Indian Rupee	CITI		Sell	6,987,000	98,932			7/15/19	—	(2,174)
Indian Rupee	HSBK		Buy	8,598,000	122,969			7/22/19	1,333	—
Indian Rupee	HSBK		Sell	8,598,000	119,547			7/22/19	—	(4,756)
Indian Rupee	JPHQ		Sell	6,928,000	97,701			7/22/19	—	(2,458)
Euro	DBAB		Buy	372,300	424,666			7/23/19	—	(507)
Euro	DBAB		Sell	372,300	424,057			7/23/19	—	(102)
Brazilian Real	HSBK		Buy	300,000	79,428			7/31/19	—	(1,614)
Indian Rupee	HSBK		Sell	6,607,000	94,582			8/14/19	—	(635)
Indian Rupee	JPHQ		Sell	4,658,000	65,386			8/20/19	—	(1,686)
Euro	JPHQ		Buy	91,017	104,054			8/21/19	—	(117)
Euro	JPHQ		Sell	91,017	102,353			8/21/19	—	(1,584)
Indian Rupee	BNDP		Sell	5,435,000	76,817			9/06/19	—	(1,267)
Indian Rupee	HSBK		Sell	4,580,000	64,923			9/06/19	—	(877)
Japanese Yen	HSBK		Buy	9,633,870	89,629			9/06/19	196	—
Japanese Yen	JPHQ		Buy	8,276,860	77,085			9/06/19	87	—
Indian Rupee	HSBK		Sell	6,599,939	93,358			9/11/19	—	(1,401)
Australian Dollar	JPHQ		Sell	150,000	11,285,215		JPY	9/12/19	—	(274)
Indian Rupee	BNDP		Sell	1,516,000	21,651			9/12/19	—	(112)
Indian Rupee	CITI		Sell	5,331,000	75,956			9/16/19	—	(534)
Indian Rupee	HSBK		Sell	3,311,700	47,162			9/16/19	—	(355)
Indian Rupee	JPHQ		Sell	8,690,000	123,385			9/18/19	—	(1,269)
Euro	GSCO		Buy	20,165	23,110			9/23/19	—	(26)
Euro	GSCO		Sell	20,165	23,254			9/23/19	170	—
Euro	JPHQ		Buy	68,683	78,724			9/25/19	—	(87)
Euro	JPHQ		Sell	68,683	77,988			9/25/19	—	(649)
Indian Rupee	HSBK		Sell	4,601,000	65,931			10/03/19	58	—
Euro	BOFA		Buy	50,984	58,491			10/08/19	—	(60)
Euro	BOFA		Sell	50,984	58,052			10/08/19	—	(379)
Euro	DBAB		Buy	50,000	57,362			10/08/19	—	(59)
Euro	DBAB		Sell	50,000	56,938			10/08/19	—	(366)
Australian Dollar	JPHQ		Sell	87,250	62,618			10/11/19	1,188	—
Australian Dollar	CITI		Sell	77,849	55,791			10/15/19	975	—
Australian Dollar	JPHQ		Sell	87,250	62,538			10/15/19	1,102	—
Euro	DBAB		Buy	214,750	246,497			10/15/19	—	(245)
Euro	DBAB		Sell	214,750	245,491			10/15/19	—	(760)
Japanese Yen	HSBK		Buy	15,356,220	143,151			10/21/19	511	—
Japanese Yen	JPHQ		Buy	9,674,950	90,121			10/21/19	391	—
Euro	GSCO		Buy	20,170	23,165			10/23/19	—	(22)
Euro	GSCO		Sell	20,170	23,142			10/23/19	—	(1)

franklintempleton.com	Semiannual Report	25

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	JPHQ		Buy	66,000	75,796			10/23/19	$—	$(68)
Euro	JPHQ		Sell	66,000	75,751			10/23/19	23	—
Euro	UBSW		Buy	25,815	29,649			10/23/19	—	(29)
Euro	UBSW		Sell	25,815	29,656			10/23/19	36	—
Euro	DBAB		Buy	93,000	106,812			10/24/19	—	(95)
Euro	DBAB		Sell	154,000	175,806			10/24/19	—	(907)
Euro	DBAB		Sell	33,300	37,907			10/25/19	—	(307)
Euro	DBAB		Sell	169,967	192,402			10/30/19	—	(2,723)
Australian Dollar	CITI		Sell	77,576	54,287			11/13/19	—	(372)
Australian Dollar	JPHQ		Sell	87,250	61,143			11/13/19	—	(334)
Australian Dollar	CITI		Sell	77,575	54,342			11/15/19	—	(320)
Euro	BOFA		Sell	32,247	36,595			11/20/19	—	(485)
Euro	GSCO		Sell	60,500	68,628			11/20/19	—	(940)
Euro	JPHQ		Sell	68,683	77,992			11/20/19	—	(987)
Euro	GSCO		Sell	20,165	22,870			11/21/19	—	(319)
Euro	JPHQ		Sell	91,017	103,112			11/21/19	—	(1,556)
Euro	UBSW		Sell	25,815	29,257			11/21/19	—	(430)
Australian Dollar	BOFA		Sell	696,000	484,757			11/29/19	—	(5,821)
Euro	DBAB		Sell	170,033	192,270			11/29/19	—	(3,388)
Euro	BOFA		Sell	34,000	38,514			12/04/19	—	(625)
Japanese Yen	JPHQ		Buy	8,003,590	75,007			12/05/19	136	—
Japanese Yen	HSBK		Buy	24,582,350	230,477			12/06/19	338	—
Japanese Yen	JPHQ		Buy	8,326,050	78,048			12/06/19	129	—
Euro	BOFA		Sell	51,016	58,379			12/09/19	—	(371)
Euro	DBAB		Sell	50,000	57,166			12/09/19	—	(414)
Australian Dollar	HSBK		Sell	60,000	4,491,660		JPY	12/12/19	—	(110)
Australian Dollar	HSBK		Sell	170,000	12,765,300		JPY	12/12/19	55	—
Australian Dollar	JPHQ		Sell	100,000	7,495,410		JPY	12/12/19	—	(95)
Euro	BOFA		Sell	16,123	18,381			12/18/19	—	(200)
Euro	DBAB		Sell	623,000	709,971			12/18/19	—	(7,975)
Japanese Yen	HSBK		Buy	15,955,000	148,900			12/19/19	1,063	—
Japanese Yen	JPHQ		Buy	7,837,470	73,183			12/20/19	488	—
Japanese Yen	HSBK		Buy	9,633,870	90,807			3/06/20	179	—
Japanese Yen	JPHQ		Buy	9,149,770	86,337			3/06/20	77	—
Australian Dollar	JPHQ		Sell	130,000	9,701,322		JPY	3/12/20	—	(164)
Australian Dollar	HSBK		Sell	60,000	4,461,030		JPY	3/13/20	—	(230)
Japanese Yen	HSBK		Buy	23,130,420	217,691			3/23/20	987	—
Japanese Yen	JPHQ		Buy	15,658,470	147,251			3/23/20	786	—
Japanese Yen	JPHQ		Buy	4,063,930	38,580			3/24/20	—	(157)
Japanese Yen	HSBK		Buy	9,633,880	91,334			6/08/20	172	—
Japanese Yen	JPHQ		Buy	9,149,760	86,845			6/08/20	63	—
Australian Dollar	HSBK		Sell	60,000	4,448,610		JPY	6/12/20	—	(178)
Australian Dollar	JPHQ		Sell	150,000	11,126,555		JPY	6/12/20	—	(398)
Japanese Yen	JPHQ		Buy	7,837,470	74,112			6/22/20	395	—

26	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Japanese Yen	BNDP	Buy	19,806,070	189,171	6/24/20	$ —	$ (862)

Total Forward Exchange Contracts						$13,709	$(60,123)

Net unrealized appreciation (depreciation)							$(46,414)

*In U.S. dollars unless otherwise indicated.

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At June 30, 2019, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.775%	Semi-Annual	10/04/23	$20,000	$(857)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.795%	Semi-Annual	10/04/23	20,000	(874)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.765%	Semi-Annual	10/07/23	20,000	(850)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.914%	Semi-Annual	1/22/25	680,000	(7,010)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.97%	Semi-Annual	1/23/25	850,000	(11,476)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.973%	Semi-Annual	1/27/25	510,000	(7,049)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.937%	Semi-Annual	1/29/25	130,000	(1,523)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.942%	Semi-Annual	1/30/25	110,000	(1,315)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.817%	Semi-Annual	2/03/25	160,000	(754)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.668%	Semi-Annual	10/04/43	10,000	(2,869)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.687%	Semi-Annual	10/04/43	10,000	(2,906)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.675%	Semi-Annual	10/07/43	10,000	(2,883)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.794%	Semi-Annual	3/13/47	200,000	(26,588)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.98%	Semi-Annual	2/20/48	116,000	(20,554)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.002%	Semi-Annual	2/22/48	116,000	(21,130)
Receive Floating 3-month USD LIBOR	Quarterly

franklintempleton.com	Semiannual Report	27

TEMPLETON GLOBAL INVESTMENT TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

Interest Rate Swap Contracts (continued)

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts (continued)
Pay Fixed 3.019%	Semi-Annual	2/23/48	$116,000	$ (21,548)

Total Interest Rate Swap Contracts				$(130,186)

See Note 10 regarding other derivative information.

See Abbreviations on page 46.

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

June 30, 2019 (unaudited)

Templeton Emerging Markets Balanced Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$25,576,662
Cost - Non-controlled affiliates (Note 3f)	597

Value - Unaffiliated issuers	$27,436,682
Value - Non-controlled affiliates (Note 3f)	597
Foreign currency, at value (cost $50,300)	50,304
Receivables:
Investment securities sold	3,524,453
Capital shares sold	2,177
Dividends and interest	407,247
Affiliates	21,038
Deposits with brokers for: Centrally cleared swap contracts	110,478
Variation margin on centrally cleared swap contracts	4,615
Unrealized appreciation on OTC forward exchange contracts	13,709
Other assets	11

Total assets	31,571,311

Liabilities:
Payables:
Capital shares redeemed	268,716
Management fees	8,953
Distribution fees	14,481
Transfer agent fees	11,692
Funds advanced by custodian	1,496,625
Options written, at value (premiums received $7)	5
Unrealized depreciation on OTC forward exchange contracts	60,123
Deferred tax	33,506
Accrued expenses and other liabilities	15,658

Total liabilities	1,909,759

Net assets, at value	$29,661,552

Net assets consist of:
Paid-in capital	$35,390,435
Total distributable earnings (loss)	(5,728,883)

Net assets, at value	$29,661,552

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	29

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

June 30, 2019 (unaudited)

Templeton Emerging Markets Balanced Fund

Class A:
Net assets, at value	$21,915,627

Shares outstanding	2,197,218

Net asset value per share[a]	$9.97

Maximum offering price per share (net asset value per share ÷ 94.50%)	$10.55

Class C:
Net assets, at value	$2,596,620

Shares outstanding	262,813

Net asset value and maximum offering price per share[a]	$9.88

Class R:
Net assets, at value	$154,889

Shares outstanding	15,515

Net asset value and maximum offering price per share	$9.98

Class R6:
Net assets, at value	$590,032

Shares outstanding	59,172

Net asset value and maximum offering price per share	$9.97

Advisor Class:
Net assets, at value	$4,404,384

Shares outstanding	441,453

Net asset value and maximum offering price per share	$9.98

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended June 30, 2019 (unaudited)

Templeton Emerging Markets Balanced Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$246,662
Non-controlled affiliates (Note 3f)	20,773
Interest: (net of foreign taxes)~
Unaffiliated issuers	792,991

Total investment income	1,060,426

Expenses:
Management fees (Note 3a)	201,803
Distribution fees: (Note 3c)
Class A	29,547
Class C	15,647
Class R	278
Transfer agent fees: (Note 3e)
Class A	29,117
Class C	3,855
Class R	135
Class R6	410
Advisor Class	9,179
Custodian fees (Note 4)	8,435
Reports to shareholders	28,020
Registration and filing fees	40,594
Professional fees	51,245
Other	16,314

Total expenses	434,579
Expenses waived/paid by affiliates (Note 3f and 3g)	(173,951)

Net expenses	260,628

Net investment income	799,798

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	110,109
Written options	44
Foreign currency transactions	(23,727)
Forward exchange contracts	116,820
Swap contracts	7,852

Net realized gain (loss)	211,098

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	2,171,334
Translation of other assets and liabilities denominated in foreign currencies	3,113
Forward exchange contracts	3,000
Written options	2
Swap contracts	(190,978)
Change in deferred taxes on unrealized appreciation	2,337

Net change in unrealized appreciation (depreciation)	1,988,808

Net realized and unrealized gain (loss)	2,199,906

Net increase (decrease) in net assets resulting from operations	$2,999,704

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	31

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the six months ended June 30, 2019 (unaudited)

Templeton Emerging Markets Balanced Fund

*Foreign taxes withheld on dividends	$35,540
~Foreign taxes withheld on interest	$12,753
#Net of foreign taxes	$11,795

32	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Emerging Markets Balanced Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 799,798	$ 1,969,288
Net realized gain (loss)	211,098	(107,278)
Net change in unrealized appreciation (depreciation)	1,988,808	(7,452,096)

Net increase (decrease) in net assets resulting from operations	2,999,704	(5,590,086)

Distributions to shareholders:
Class A	(596,137)	(1,148,087)
Class C	(61,965)	(160,341)
Class R	(3,145)	(4,697)
Class R6	(19,907)	(39,498)
Advisor Class	(192,893)	(340,828)
Distributions to shareholders from tax return of capital:
Class A	—	(356,755)
Class C	—	(49,824)
Class R	—	(1,459)
Class R6	—	(12,274)
Advisor Class	—	(105,908)

Total distributions to shareholders	(874,047)	(2,219,671)

Capital share transactions: (Note 2)
Class A	(1,863,648)	(990,796)
Class C	(908,616)	(857,821)
Class R	65,795	(151,784)
Class R6	(235,958)	107,624
Advisor Class	(3,010,777)	318,371

Total capital share transactions	(5,953,204)	(1,574,406)

Net increase (decrease) in net assets	(3,827,547)	(9,384,163)
Net assets:
Beginning of period	33,489,099	42,873,262

End of period	$29,661,552	$33,489,099

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TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Financial Statements (unaudited)

Templeton Emerging Markets Balanced Fund

1.  Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of five separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Emerging Markets Balanced Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any

34	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives

franklintempleton.com	Semiannual Report	35

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

c.  Derivative Financial Instruments (continued)

Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2019, the Fund had OTC derivatives in a net liability position of $46,416.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized

36	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

gains in the Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

d.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The

franklintempleton.com	Semiannual Report	37

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

g.  Guarantees and Indemnifications (continued)

Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.  Shares of Beneficial Interest

At June 30, 2019, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	275,614	$2,729,916	821,077	$8,887,148
Shares issued in reinvestment of distributions	60,554	589,351	146,783	1,488,611
Shares redeemed	(529,272)	(5,182,915)	(1,114,183)	(11,366,555)

Net increase (decrease)	(193,104)	$(1,863,648)	(146,323)	$(990,796)

Class C Shares:
Shares sold	18,129	$178,288	122,935	$1,336,461
Shares issued in reinvestment of distributions	6,416	61,909	20,623	208,129

Shares redeemed[a]	(118,636)	(1,148,813)	(236,566)	(2,402,411)

Net increase (decrease)	(94,091)	$(908,616)	(93,008)	$(857,821)

Class R Shares:
Shares sold	6,306	$63,571	2,319	$24,971
Shares issued in reinvestment of distributions	324	3,145	588	6,156
Shares redeemed	(92)	(921)	(17,222)	(182,911)

Net increase (decrease)	6,538	$65,795	(14,315)	$(151,784)

Class R6 Shares:
Shares sold	6,362	$63,827	37,895	$416,870
Shares issued in reinvestment of distributions	2,046	19,907	5,119	51,772
Shares redeemed	(32,088)	(319,692)	(34,516)	(361,018)

Net increase (decrease)	(23,680)	$(235,958)	8,498	$107,624

Advisor Class Shares:
Shares sold	147,769	$1,463,934	359,597	$3,793,257
Shares issued in reinvestment of distributions	19,502	189,922	43,391	440,359
Shares redeemed	(473,525)	(4,664,633)	(380,603)	(3,915,245)

Net increase (decrease)	(306,254)	$(3,010,777)	22,385	$318,371

aMay include a portion of Class C shares that were automatically converted to Class A.

38	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (Asset Management)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Asset Management based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.150%	Up to and including $500 million
1.100%	Over $500 million, up to and including $5 billion
1.050%	Over $5 billion, up to and including $10 billion
1.000%	Over $10 billion, up to and including $15 billion
0.950%	Over $15 billion, up to and including $20 billion
0.900%	In excess of $20 billion

For the period ended June 30, 2019, the annualized gross effective investment management fee rate was 1.150% of the Fund’s average daily net assets.

Under a subadvisory agreement, Advisers, an affiliate of Asset Management, provides subadvisory services to the Fund. The subadvisory fee is paid by Asset Management based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b.  Administrative Fees

Under an agreement with Asset Management, FT Services provides administrative services to the Fund. The fee is paid by Asset Management based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

franklintempleton.com	Semiannual Report	39

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

3.  Transactions with Affiliates (continued)

c.  Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.30%
Class C	1.00%
Class R	0.50%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$2,566
CDSC retained	$343

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2019, the Fund paid transfer agent fees of $42,696, of which $24,143 was retained by Investor Services.

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 2.05%	$1,980,659	$4,740,171	$(6,720,233)	$ —	$ —	$597	597	$20,773

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

g.  Waiver and Expense Reimbursements

Asset Management has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses, and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 1.23%, and for Class R6 does not exceed 1.10%, based on the average net assets of each class until April 30, 2020. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2019, there were no credits earned.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

At December 31, 2018, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$4,194,771
Long term	3,085,355

Total capital loss carryforwards	$7,280,126

At June 30, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$25,881,985

Unrealized appreciation	$5,916,924
Unrealized depreciation	(4,524,855)

Net unrealized appreciation (depreciation)	$1,392,069

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, foreign capital gains tax and bond discounts and premiums.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2019, aggregated $3,613,499 and $8,618,396, respectively.

7.  Credit Risk

At June 30, 2019, the Fund had 21.3% of its portfolio invested in high yield securities or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

8.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

9.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount*/ Shares/ Warrants		Issuer	Acquisition Date	Cost	Value
84		Edcon Holdings Ltd., F wts., 2/20/49	11/27/15	$1	$—
1,503,436		Edcon Holdings Ltd., F1 wts., 2/20/49	11/27/15	15,930	—
121,748		Edcon Holdings Ltd., F2 wts., 2/20/49	11/27/15	1,290	—
1,390,834		K2016470219 South Africa Ltd., A	10/11/11 - 2/01/17	8,179	987
437,269		K2016470219 South Africa Ltd., B	2/01/17	325	310
110,231		K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	10/11/11 - 6/30/19	126,112	138
43,794	EUR	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 8.00%, 12/31/22	2/01/17 - 6/30/19	27,097	498
82,742		K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	2/01/17 - 6/30/19	57,322	2,482

		Total Restricted Securities (Value is 0.0%† of Net Assets)		$236,256	$4,415

*In U.S. dollars unless otherwise indicated.

†Rounds to less than 0.1% of net assets.

10.  Other Derivative Information

At June 30, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on centrally cleared swap contracts	$ —	Variation margin on centrally cleared swap contracts	$130,186	[a]

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Investments in securities, at value	$ 3	[b]	Options written, at value	$ 5

	Unrealized appreciation on OTC forward exchange contracts	13,709		Unrealized depreciation on OTC forward exchange contracts	60,123

Totals		$13,712			$190,314

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the period ended June 30, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period		Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:

Interest rate contracts	Swap contracts	$ 7,852		Swap contracts	$(190,978)

Foreign exchange contracts	Investments	8	[a]	Investments	(6)	[a]

	Written options	44		Written options	2

	Forward exchange contracts	116,820		Forward exchange contracts	3,000

Value recovery instruments	Investments	34,933	[a]	Investments	(28,796)	[a]

Totals		$159,657			$(216,778)

aPurchased option contracts and VRI are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the period ended June 30, 2019, the average month end notional amount of options and swap contracts represented $2,220 and $3,078,000, respectively. The average month end contract value and fair value of forward exchange contracts and VRI, was $17,921,076 and $60,378, respectively.

See Note 1(c) regarding derivative financial instruments.

11.  Upcoming Liquidation

On May 21, 2019, the Board for the Fund approved a proposal to liquidate the Fund. Effective at the close of market on June 24, 2019, the Fund was closed to all new investors. The Fund is scheduled to liquidate on or about October 10, 2019.

12.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

12.  Credit Facility (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended June 30, 2019, the Fund did not use the Global Credit Facility.

13.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
Mexico	$443,375	$—	$—	[c]	$443,375
South Africa	1,207,650	—	1,297	[c]	1,208,947
All Other Equity Investments	15,251,041	—	—		15,251,041
Corporate Bonds:
South Africa	—	2,980	138		3,118
All Other Corporate Bonds	—	48,205	—		48,205
Foreign Government and Agency Securities	—	9,247,433	—		9,247,433
Options Purchased	—	3	—		3
Short Term Investments	597	1,234,560	—		1,235,157

Total Investments in Securities	$16,902,663	$10,533,181	$1,435		$27,437,279

Other Financial Instruments:
Forward Exchange Contracts	$—	$13,709	$—		$13,709

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

	Level 1	Level 2	Level 3	Total

Liabilities:
Other Financial Instruments:
Options Written	$—	$5	$—	$5
Forward Exchange Contracts	—	60,123	—	60,123
Swap Contracts.	—	130,186	—	130,186

Total Other Financial Instruments	$—	$190,314	$—	$190,314

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks as well as other equity interests.

cIncludes securities determined to have no value at June 30, 2019.

14.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, other than those already disclosed in the financial statements.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Templeton Emerging Markets Balanced Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

BNDP	BNP PARIBAS	ARS	Argentine Peso	ADR	American Depositary Receipt
BOFA	Bank of America Corp.	AUD	Australian Dollar	ARPP7DRR	Argentina Central Bank 7 Day Repo Rate
CITI	Citigroup, Inc.	BRL	Brazilian Real	BADLAR	Argentina Deposit Rates Badlar Private
DBAB	Deutsche Bank AG	COP	Colombian Peso		Banks ARS
GSCO	The Goldman Sachs Group, Inc.	EGP	Egyptian Pound	FRN	Floating Rate Note
HSBK	HSBC Bank PLC	EUR	Euro	GDR	Global Depositary Receipt
JPHQ	JPHQ JP Morgan Chase & Co.	GHS	Ghanaian Cedi	LIBOR	London InterBank Offered Rate
UBSW	UBS AG	IDR	Indonesian Rupiah	PIK	Payment-In-Kind
		INR	Indian Rupee	VRI	Value Recovery Instrument
		MXN	Mexican Peso
		THB	Thai Baht
		USD	United States Dollar

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TEMPLETON GLOBAL INVESTMENT TRUST

Tax Information (unaudited)

Templeton Emerging Markets Balanced Fund

At December 31, 2018, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on March 14, 2019, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund to the shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share
Class A	$0.0711	$0.6087	$0.0665
Class C	$0.0711	$0.4990	$0.0545
Class R	$0.0711	$0.5472	$0.0597
Class R6	$0.0711	$0.6459	$0.0705
Advisor Class	$0.0711	$0.6377	$0.0694

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income Per Share that were derived from qualified foreign securities held by the Fund.1

At the beginning of each calendar year, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the prior calendar year. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

1. Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON EMERGING MARKETS BALANCED FUND

Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON GLOBAL INVESTMENT TRUST

Templeton Emerging Markets Balanced Fund

(Fund)

At an in-person meeting held on February 26, 2019 (Meeting), the Board of Trustees (Board) of the Templeton Global Investment Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Templeton Asset Management Ltd. (TAML) and the Trust, on behalf of the Fund and the investment sub-advisory agreement between TAML and Franklin Advisers, Inc. (Sub-Adviser), an affiliate of TAML, on behalf of the Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. TAML and the Sub-Adviser are each referred to herein as a Manager.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to each Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by each Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by each Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by each Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of each Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by each Manager and its affiliates; and management fees charged by each Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the US Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of liquidity through the designation of a liquidity/risk administrator and the development of reports that highlight the amount of illiquid investments for the Fund.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Managers’ parent, and its commitment to the mutual fund

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TEMPLETON EMERGING MARKETS BALANCED FUND

SHAREHOLDER INFORMATION

business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by each Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2018. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also considered the performance returns for the Fund in comparison to the performance returns of a customized peer group (Performance Customized Peer Group) selected by the Manager. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional emerging markets funds. The Performance Customized Peer Group included only emerging markets funds that hold at least 25% of assets in fixed income securities and at least 25% of its assets in equity securities. The Board noted that the Fund’s annualized income return for the one-, three- and five-year periods was above the medians of its Performance Universe and Performance Customized Peer Group. The Board also noted that the Fund’s annualized total return for the one- and three-year periods was above the medians of its Performance Universe and Performance Customized Peer Group, but for the five-year period was below the medians of its Performance Universe and Performance Customized Peer Group. The Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and 11 other emerging markets funds. The Board noted that the Management Rate for the Fund was above the median of its Expense Group, but its actual total expense ratio was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted the fee waiver from management on the Fund’s actual total expense ratio and the fact that the Sub-Adviser is paid out of the management fee TAML receives from the Fund.

Profitability

The Board reviewed and considered information regarding the profits realized by each Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis that addresses the overall profitability of FTI’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most

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TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON EMERGING MARKETS BALANCED FUND

SHAREHOLDER INFORMATION

recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by each Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which each Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by each Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered each Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments each Manager incurs across the Franklin Templeton family of funds as a whole. The Board noted that the Fund does not have an asset size that would likely enable the Fund to achieve economies of scale, but concluded that to the extent economies of scale may be realized by each Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

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Semiannual Report and Shareholder Letter
Templeton Emerging Markets Balanced Fund

Investment Manager	Subadvisor	Distributor	Shareholder Services
Templeton Asset	Franklin Advisers, Inc.	Franklin Templeton	(800) 632-2301
Management Ltd.		Distributors, Inc.
(800) DIAL BEN® /
342-5236
franklintempleton.com

© 2019 Franklin Templeton Investments. All rights reserved.	080 S 08/19

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON GLOBAL BALANCED FUND

A Series of Templeton Global Investment Trust

June 30, 2019

FRANKLIN TEMPLETON

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Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

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FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended June 30, 2019, the global economy generally expanded amid positive economic data in certain regions, healthy corporate earnings, the U.S. Federal Reserve’s (Fed’s) patient monetary policy stance and hopes of a U.S.-China trade deal. The European Central Bank did not change its benchmark interest rate and announced it would not raise rates in the next year due to risks including Brexit and global trade tensions. The Fed left the federal funds rate unchanged at its last four meetings and signaled no increases for 2019. Global markets were pressured by trade tensions between the U.S. and its trading partners and other geopolitical risks. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, posted a +16.60% total return.1 Global government and corporate bonds, as measured by the Bloomberg Barclays Multiverse Index, posted a +5.78% total return.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Global Balanced Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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Sincerely,

Norman J. Boersma, CFA

President and Chief Executive Officer –

Investment Management

Templeton Global Investment Trust

This letter reflects our analysis and opinions as of June 30, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

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SEMIANNUAL REPORT

Templeton Global Balanced Fund

This semiannual report for Templeton Global Balanced Fund covers the period ended June 30, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks both income and capital appreciation. Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities worldwide. The Fund normally invests at least 25% of its assets in fixed income securities and at least 25% of its assets in equity securities. The Fund’s equity component generally consists of primarily of common stocks of companies from a variety of industries located anywhere in the world, including developing markets, that offer or could offer the opportunity to realize capital appreciation and/or attractive dividend yields. The Fund’s fixed income component primarily consists of developed and developing country government and agency bonds and investment-grade and below investment-grade corporate debt securities that offer the opportunity to realize income.

Performance Overview

The Fund’s Class A shares posted a +5.14% cumulative total return for the six months under review. In comparison, global equity and fixed income markets, as measured by the Fund’s benchmark, an equally weighted combination of the MSCI All Country World Index (ACWI) and the Bloomberg Barclays Multiverse Index, posted a +11.71% cumulative total return for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 9.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Asset Allocation*

Based on Total Net Assets as of 6/30/19

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) or unsettled trades and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

Economic and Market Overview

The global economy expanded during the six months ended June 30, 2019, despite weakness in certain regions. Global developed and emerging market stocks were aided by upbeat economic data in some regions, encouraging corporate earnings reports and periods of optimism about a potential U.S.-China trade deal. Further supporting markets were the U.S. Federal Reserve’s (Fed’s) patient approach to its monetary policy in 2019 and recent indication it will act as appropriate to sustain U.S. economic expansion.

However, markets reflected concerns about political uncertainties in the U.S. and the European Union, geopolitical risks in certain regions, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. In this environment, global developed and emerging market stocks, as measured by the MSCI ACWI, posted a +16.60% total return for the six-month period.1

The U.S. economy grew during the six months ended June 30, 2019. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter, driven by growth in consumer spending, inventory

1. Source: Factset. The Fund’s blended benchmark was calculated internally and rebalanced monthly and was composed of 50% MSCI ACWI and 50% Bloomberg Barclays Multiverse Index. For the six months ended 6/30/19, the MSCI ACWI posted a +16.60% total return and the Bloomberg Barclays Multiverse Index posted a +5.78% total return.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 19.

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investment, exports, business investment, and state and local government spending. However, the economy moderated again in the second quarter, due to weakness in inventory investment, exports, business investment and housing investment. The unemployment rate decreased from 3.9% in December 2018 to 3.7% at period-end.2 The annual inflation rate, as measured by the Consumer Price Index, decreased from 1.9% in December 2018 to 1.6% at period-end.2

The Fed held its target range for the federal funds rate unchanged, at 2.25%–2.50%, during the reporting period. In March, the Fed mentioned it would end its balance sheet normalization program by the end of September 2019. In June, the Fed indicated increased uncertainties around its views on economic activity and the labor market. With market-based inflation measures remaining low recently, the market has interpreted the Fed’s recent statements to mean it will likely cut rates in 2019’s second half to foster continued economic growth while attempting to achieve its inflation objective.

In Europe, the U.K.’s quarterly gross domestic product (GDP) growth accelerated in 2019’s first quarter. The Bank of England left its key policy rate unchanged during the period. The eurozone’s quarterly GDP accelerated in 2019’s first quarter. However, the bloc’s annual inflation rate decreased during the period. The European Central Bank (ECB) kept its benchmark interest rate unchanged for the same time. In June, the ECB mentioned it would leave interest rates unchanged through the first half of 2020, provided details of its new stimulus, and indicated its openness to cut rates or increase stimulus.

In Asia, Japan’s quarterly GDP growth accelerated in 2019’s first quarter. In June, the Bank of Japan also left its benchmark interest rate unchanged, while continuing its stimulus measures, and expressed its openness to cut interest rates or increase stimulus.

In larger emerging markets, Brazil’s quarterly GDP growth contracted in 2019’s first quarter. The Central Bank of Brazil left its benchmark interest rate unchanged during the period. Russia’s annual GDP growth moderated in 2019’s first quarter. The Bank of Russia cut its key rate once during the period. China’s annual GDP growth rate stabilized in 2019’s first quarter. The People’s Bank of China left its benchmark interest rate unchanged, but it took measures to improve financial liquidity to mitigate the effects of the U.S.-China trade dispute and support economic growth. Overall, global

2. U.S. Bureau of Labor Statistics.

emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a +10.78% total return during the six-month period.1

Global financial markets began the six-month period on a positive note, significantly recovering from the heightened volatility in December 2018. Some of the strongest rallies in January were seen across emerging markets, notably in Latin America. Most global currencies initially strengthened against a broadly weaker U.S. dollar before the trends reversed in February, March, April and May. However, weakness in the U.S. dollar returned in June, resulting in positive appreciations for a number of currencies against the U.S. dollar over the full six-month period. Additionally, risk assets around the world largely rallied during the period as a whole despite intermittent periods of volatility, with credit spreads broadly tightening across much of the global fixed income markets.

The Federal Open Market Committee (FOMC) shifted its policy stance at its January 2019 meeting, keeping rates unchanged, but removing its prior statement that “some further gradual increases in the target range for the federal funds rate” would be warranted. By March, the U.S. Federal Reserve (Fed) dropped its projected rate hikes for 2019 to zero, from the previous projections for two. In June, the FOMC shifted forward guidance further into dovish territory, notably removing its prior statement on being “patient...on future adjustments” and replacing it with a declaration that it “will act as appropriate to sustain the expansion.” Fed Chair Jay Powell indicated that several FOMC members saw a strengthening case for rate cuts.

In Europe, the European Central Bank (ECB) kept its policy rate unchanged at its January, March, April and June meetings, but moved increasingly into dovish territory throughout the period. ECB President Mario Draghi indicated the central bank was prepared to “use all the instruments in its toolbox” to support economic conditions and move inflation closer to its 2.0% target, specifically including the possibility for rate cuts and quantitative easing.

Trade tensions between the U.S. and China presented risks to economic continuity and market sentiment during the period. Negotiations appeared to deteriorate throughout May, but not to a point that we believed would trigger an imminent recession or require acute monetary accommodation. The impasse appeared to thaw at the end of June, as President Trump resumed trade talks with Chinese President Xi Jinping at the G20 summit in Osaka, Japan. Our baseline view was

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for trade agreements to be reached in the second half of 2019, though the tail risks for “no-deal” scenarios and ongoing tariff tensions remained elevated.

Sovereign bond yields around the world declined during the six-month period, with the yield on the 10-year U.S. Treasury (UST) note finishing 0.68% lower at 2.01%, its lowest level since November 2016, and the yield on the 10-year German Bund dropping 0.57% to finish at 0.33%, its lowest level on record. The UST yield curve inverted with the spread between three-month and 10-year USTs reaching a low of -0.25% in early June, its lowest level since 2007. In our view, markets were overvaluing longer-term USTs during the period and overstating the probabilities for a near-term contraction in the U.S. economy. The probability for slower growth in the second half of 2019 increased during the period, but the likelihood for a recession still remained quite low, in our assessment.

On the whole, duration and credit exposures around the world rallied during the period. Additionally, a number of global currencies appreciated against a weakened U.S. dollar, with some notable exceptions including the euro, the Australian dollar, the Argentine peso and the Ghanaian cedi. Overall, long-duration exposures and select currency exposures across global fixed income markets were key drivers of investment returns during the period.

Investment Strategy

We search for undervalued or out-of-favor debt and equity securities and for equity securities that offer or may offer current income. When choosing equity securities for the Fund, we use a fundamental research, value-oriented, long-term approach, focusing on the market price of a security relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential, as reflected by various metrics. Because this is a global fund, we analyze global economic trends to identify global macro trends (for example, regions with strong economic growth), and evaluate market inefficiencies to identify investment opportunities stemming from market mispricings.

When choosing fixed income investments for the Fund, we perform an independent analysis of the securities being considered for the Fund’s portfolio, rather than relying principally on their ratings assigned by rating agencies. In our analysis of corporate debt securities, we consider a variety of factors, including a company’s experience and managerial strength; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company’s changing financial condition and market recognition of the change; and a

Geographic Composition*

Based on Total Net Assets as of 6/30/19

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. With respect to sovereign debt securities, we consider market, political and economic conditions, and evaluate interest and currency exchange rate changes and credit risks. We regularly enter into currency-related transactions involving certain derivative instruments, including currency and cross currency forwards,

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but we may also use other derivative instruments, to provide a hedge against risks associated with other securities held in the Fund or to implement a currency investment strategy. The use of these derivative transactions may allow the Fund to obtain net long or net short exposures to selected currencies, interest rates, countries, durations or credit risks, and may be used for hedging or investment purposes.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

Manager’s Discussion

We continued to allocate in favor of equities during the period as we sought to take advantage of valuation opportunities within emerging market equities. Within fixed income, we sought to take advantage of valuation opportunities in emerging market countries with favorable growth prospects, low indebtedness and higher reserves.

Equity

Global equities, as measured by the MSCI ACWI, rose during the period under review as optimism for renewed central bank easing ultimately overcame concerns about softening economic growth and ongoing international trade disputes. Trade drama dominated the headlines during the period, with the U.S. alternately reporting progress and setbacks in negotiations with China, Mexico, India and the European Union. China’s economy appeared to be slowing more than initially thought. In response to the slowdown, the People’s Bank of China injected further liquidity into the system in May. International value stocks continued to underperform growth stocks during the period, which proved to be a headwind for the Fund.

In this environment, the equity portion of the Fund underperformed its benchmark index for the six-month period, primarily due to stock selection in the communication services and consumer staples sectors, and stock selection and an unfavorable overweighted allocation in health care.3

In the communication services sector, shares of Chinese internet search firm Baidu came under pressure amid a

Top Five Equity Holdings

6/30/19

Company Sector/Industry, Country	% of Total Net Assets

ING Groep NV Banks, Netherlands	2.3%

BP PLC Oil, Gas & Consumable Fuels, U.K.	2.2%

Royal Dutch Shell PLC Oil, Gas & Consumable Fuels, U.K.	2.2%

Eni SpA Oil, Gas & Consumable Fuels, Italy	2.1%

Sanofi Pharmaceuticals, France	2.0%

cyclical slowdown in China’s economy. We are increasingly concerned that excess advertising capacity and increasing competition may result in deteriorating cost/benefit dynamics in the digital advertising space. In addition, Baidu’s core search product is proving to be not as scalable as traditional search platforms. While the firm’s search business remains, in our opinion, cheaply valued and Baidu has enjoyed strong growth in active daily users and a high cash position, the capital required to maintain leadership and innovation is significant. We continue to monitor this investment closely.

In consumer staples, investors have gravitated toward firms capable of generating growth in a challenging environment. Across the sector, the result has been a near 20-year high differential between current stock prices and their historic averages, along with an increasingly selective opportunity set. The sector’s largest relative detractor was Walgreen Boots Alliance, a U.S.-based pharmaceutical manufacturer, wholesaler and distributor.

In health care, shares of Israeli generic drug-maker Teva Pharmaceutical Industries fell and company bond yields spiked after a surprise settlement in a U.S. opioid lawsuit increased existing litigation risk related to an industry-wide price-fixing scandal. While these situations are unlikely to materially impact near-term cash flow—which we believe should improve amidst ongoing cost-cutting—they do raise the company’s risk profile given Teva’s high financial and operating leverage in the competitive, commodity-like generic drug industry. We continue to monitor the situation and assess Teva’s position in the portfolio.

3. The communication services sector comprises diversified telecommunication services, interactive media and services, media and wireless telecommunication services in the SOI. The consumer staples sector comprises beverages, food and staples retailing, and food products in the SOI. The health care sector comprises biotechnology and pharmaceuticals in the SOI.

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Stock selection in the utilities sector contributed to relative performance for the period.4 Shares of French water- and waste-treatment firm Veolia Environnement rose after the firm reported better-than-expected earnings and received a favorable tax ruling from a U.S. court. The effect of restructuring initiatives should become increasingly evident as tailwinds like greater environmental legislation and corporate commitments, as well as a potential rise in inflation, eventually bolster revenues. We remain positive on the stock.

Across sectors, we have continued to reposition the Fund to favor firms with what we consider more defensive business models and balance sheets in response to our assessment of rising cyclical risks to financial markets and the global economy.

Regionally, stock selection in Europe and stock selection and overweighting in Asia detracted from relative performance. We believe the best opportunities in Asia are plays on the long-term wealth accumulation and demand potential of consumers. We are finding many opportunities among providers of the critical services and infrastructure—utilities, telecommunication companies, insurers—required to facilitate the rise of a middle class.

Top Five Fixed Income Holdings*

6/30/19

Issue/Issuer	% of Total Net Assets

Government of India	4.3%

Nota do Tesouro Nacional	4.2%

Government of Mexico	4.0%

Government of Indonesia	3.0%

Korea Treasury Bond	1.6%

*Excludes short-term investments.

Fixed Income

During the period, we held duration exposures in select local-currency markets, notably including Brazil, Colombia, India and Indonesia. We held short-term local-currency bonds in Mexico, Argentina and South Korea. We also continued to hold a net-negative position in the euro, through currency forward contracts, as a macro hedge against a broadly strengthening U.S. dollar and as a directional view on the currency. We expected the euro to weaken based on rate differentials and growth divergence between Europe and the U.S. The ECB has shifted back towards ongoing stimulus with intentions to not raise rates above the 0% main refinancing rate through at least the first half of 2020. Our short euro position was also designed to hedge against eurosceptic political risks and unresolved structural risks across Europe. We also continued to hold net-negative positioning in the Australian dollar, also through currency forward contracts, based on the Reserve Bank of Australia’s continued rate accommodation, and as a partial hedge against potential trade risks and tail risks associated with China’s economy. The short Australian dollar position is intended to hedge broad-based beta risk across emerging markets. In May, we closed our net-negative position in the Japanese yen, formerly achieved through currency forward contracts, and transitioned toward a positive exposure to the yen, as our expectations shifted to a positive outlook for yen strength. We continued to hedge our exposures to the Indian rupee and South Korean won but maintained our positions in the local-currency bonds. In credit markets, we continued to see areas of value in some specific sovereign credits. However, we largely preferred the risk-adjusted returns in specific areas of the local-currency bond markets over the more fully valued credit markets. We remained positioned for rising yields by maintaining low overall portfolio duration and holding negative duration exposure to USTs through interest-rate swaps.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

What is an interest-rate swap?

An interest-rate swap is an agreement between two parties to exchange interest-rate payment obligations, generally one based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper or other benchmarks).

During the period, the strategy’s positive absolute performance was primarily attributable to currency positions. Interest-rate strategies detracted from absolute performance, while overall credit exposures had a largely neutral effect. Among currencies, the Fund’s net-negative positions in the euro and the Japanese yen contributed to absolute

4. The utilities sector comprises multi-utilities in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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performance. Its positions in the Mexican peso and Indonesia rupiah also contributed to absolute results, while its positions in the Argentine peso and Ghanaian cedi detracted. The Fund maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Negative duration exposure to USTs detracted from absolute performance. However, duration exposure in Brazil contributed to absolute results, as did duration exposures in Indonesia and India.

During the period, the strategy’s relative underperformance was primarily due to interest-rate strategies, followed by overall credit exposures. Currency positions contributed to relative results. Underweighted duration exposure in the U.S. detracted from relative performance, as did select underweighted duration exposures in Europe and in Japan. However, overweighted duration exposure in Brazil contributed to relative results, as did overweighted duration exposures in Indonesia and India. Among credit exposures, underweighted exposure to investment-grade corporate bonds detracted from relative performance. Among currencies, the Fund’s underweighted positions in the euro and the Japanese yen contributed to relative results. Its overweighted positions in the Mexican peso and Indonesian rupiah also contributed to relative performance, while its overweighted positions in the Argentine peso and Ghanaian cedi detracted.

Effective July 24, 2019, Warren Pustam was added as co-lead portfolio manager, joining current co-lead portfolio managers Heather Arnold and Michael Hasenstab, and portfolio manager Norman J. Boersma.

Thank you for your continued participation in Templeton Global Balanced Fund. We look forward to serving your future investment needs.

Heather Arnold, CFA Co-Lead Portfolio Manager

Michael Hasenstab, Ph.D. Co-Lead Portfolio Manager

Norman J. Boersma, CFA Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of June 30, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[2]	Average Annual Total Return	[3]

A4

6-Month	+5.14%		-0.60%

1-Year	-2.49%		-7.94%

5-Year	+3.85%		-0.40%

10-Year	+88.19%		+5.93%

Advisor

6-Month	+5.25%		+5.25%

1-Year	-2.24%		-2.24%

5-Year	+4.86%		+0.95%

10-Year	+93.20%		+6.81%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 10 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (1/1/19–6/30/19)

Share Class	Net Investment Income

A	$0.0714

A1	$0.0714

C	$0.0606

C1	$0.0649

R	$0.0678

R6	$0.0764

Advisor	$0.0750

Total Annual Operating Expenses5

Share Class	With Fee Waiver	Without Fee Waiver
A	1.19%	1.22%
Advisor	0.94%	0.97%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The risks associated with higher yielding, lower rated debt securities include higher risk of default and loss of principal. The markets for a particular security or instrument or type of security or instrument are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities or instruments when necessary to meet the Fund’s liquidity needs or in response to a specific market event. The Fund’s investment in derivative securities, such as swaps, financial futures and option contracts, and use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 4/30/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 1/1/19	Ending Account Value 6/30/19	Expenses Paid During Period 1/1/19–6/30/191, [2]	Ending Account Value 6/30/19	Expenses Paid During Period 1/1/19–6/30/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$1,051.40	$6.10	$1,018.84	$6.01	1.20%
A1	$1,000	$1,055.00	$6.11	$1,018.84	$6.01	1.20%
C	$1,000	$1,051.50	$9.92	$1,015.12	$9.74	1.95%
C1	$1,000	$1,052.70	$8.14	$1,016.86	$8.00	1.60%
R	$1,000	$1,049.80	$7.37	$1,017.60	$7.25	1.45%
R6	$1,000	$1,053.10	$4.33	$1,020.58	$4.26	0.85%
Advisor	$1,000	$1,052.50	$4.83	$1,020.08	$4.76	0.95%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Semiannual Report	11

TEMPLETON GLOBAL INVESTMENT TRUST

Consolidated Financial Highlights

Templeton Global Balanced Fund

	Six Months Ended June 30, 2019 (unaudited)
		Year Ended December 31,			Year Ended March 31,

		2018	2017	2016[a]	2016	2015	2014

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 2.77	$ 3.17	$ 2.91	$ 2.72	$ 3.13	$ 3.30	$ 2.94

Income from investment operations[b]:

Net investment income[c]	0.07	0.10	0.09	0.07	0.08	0.08	0.09	[d]

Net realized and unrealized gains (losses)	0.07	(0.38)	0.25	0.15	(0.32)	(0.07)	0.35

Total from investment operations	0.14	(0.28)	0.34	0.22	(0.24)	0.01	0.44

Less distributions from:

Net investment income	(0.07)	(0.12)	(0.08)	(0.03)	(0.09)	(0.18)	(0.08)

Net realized gains	—	—	—	—	(0.08)	—	—

Total distributions	(0.07)	(0.12)	(0.08)	(0.03)	(0.17)	(0.18)	(0.08)

Net asset value, end of period	$ 2.84	$ 2.77	$ 3.17	$ 2.91	$ 2.72	$ 3.13	$ 3.30

Total return[e]	5.14%	(9.44)%	12.18%	7.97%	(7.74)%	0.38%	15.06%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	1.22%	1.19%	1.17%	1.16%	1.11%	1.11%	1.13%

Expenses net of waiver and payments by affiliates and expense reduction[g]	1.20%	1.16%	1.14%	1.15%	1.10%	1.11% [h]	1.12%

Net investment income	4.55%	3.17%	2.82%	3.28%	2.55%	2.55%	2.76%	[d]

Supplemental data

Net assets, end of period (000’s)	$528,469	$557,604	$745,957	$780,810	$987,949	$1,117,109	$1,055,121

Portfolio turnover rate	16.10%	45.92%	34.25%	16.66%	44.25%	20.90%	13.33%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.24%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)
		Year Ended December 31,			Year Ended March 31,

		2018	2017	2016[a]	2016	2015	2014

Class A1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 2.77	$ 3.18	$ 2.91	$ 2.72	$ 3.13	$ 3.30	$ 2.94

Income from investment operations[b]:

Net investment income[c]	0.07	0.10	0.09	0.07	0.08	0.08	0.09	[d]

Net realized and unrealized gains (losses)	0.07	(0.39)	0.26	0.15	(0.32)	(0.07)	0.34

Total from investment operations	0.14	(0.29)	0.35	0.22	(0.24)	0.01	0.43

Less distributions from:

Net investment income	(0.07)	(0.12)	(0.08)	(0.03)	(0.09)	(0.18)	(0.07)

Net realized gains	—	—	—	—	(0.08)	—	—

Total distributions	(0.07)	(0.12)	(0.08)	(0.03)	(0.17)	(0.18)	(0.07)

Net asset value, end of period	$ 2.84	$ 2.77	$ 3.18	$ 2.91	$ 2.72	$ 3.13	$ 3.30

Total return[e]	5.50%	(9.45)%	12.18%	7.97%	(7.76)%	0.36%	14.98%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	1.22%	1.19%	1.17%	1.16%	1.11%	1.11%	1.13%

Expenses net of waiver and payments by affiliates and expense reduction[g]	1.20%	1.16%	1.14%	1.15%	1.10%	1.11% [h]	1.12%

Net investment income	4.55%	3.17%	2.82%	3.28%	2.55%	2.55%	2.76%	[d]

Supplemental data

Net assets, end of period (000’s)	$281,061	$285,358	$293,488	$319,161	$370,212	$467,765	$538,901

Portfolio turnover rate	16.10%	45.92%	34.25%	16.66%	44.25%	20.90%	13.33%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.24%

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	13

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)
		Year Ended December 31,			Year Ended March 31,

		2018	2017	2016[a]	2016	2015	2014

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 2.75	$ 3.16	$ 2.90	$ 2.70	$ 3.12	$ 3.28	$ 2.93

Income from investment operations[b]:

Net investment income[c]	0.05	0.08	0.06	0.05	0.05	0.06	0.06	[d]

Net realized and unrealized gains (losses)	0.09	(0.40)	0.26	0.16	(0.31)	(0.07)	0.35

Total from investment operations	0.14	(0.32)	0.32	0.21	(0.26)	(0.01)	0.41

Less distributions from:

Net investment income	(0.06)	(0.09)	(0.06)	(0.01)	(0.08)	(0.15)	(0.06)

Net realized gains	—	—	—	—	(0.08)	—	—

Total distributions	(0.06)	(0.09)	(0.06)	(0.01)	(0.16)	(0.15)	(0.06)

Net asset value, end of period	$ 2.83	$ 2.75	$ 3.16	$ 2.90	$ 2.70	$ 3.12	$ 3.28

Total return[e]	5.15%	(10.23)%	11.03%	7.74%	(8.68)%	(0.04)%	14.11%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	1.97%	1.94%	1.92%	1.89%	1.86%	1.83%	1.88%

Expenses net of waiver and payments by affiliates and expense reduction[g]	1.95%	1.91%	1.89%	1.88%	1.85%	1.83% [h]	1.87%

Net investment income	3.80%	2.42%	2.07%	2.55%	1.80%	1.83%	2.01%	[d]

Supplemental data

Net assets, end of period (000’s)	$180,669	$203,587	$317,374	$340,265	$464,899	$507,888	$480,700

Portfolio turnover rate	16.10%	45.92%	34.25%	16.66%	44.25%	20.90%	13.33%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.49%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,			Year Ended March 31,

		2018	2017	2016[a]	2016	2015	2014

Class C1

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 2.77	$ 3.17	$ 2.91	$ 2.72	$ 3.13	$ 3.29	$ 2.93

Income from investment operations[b]:

Net investment income[c]	0.06	0.09	0.08	0.06	0.06	0.07	0.07	[d]

Net realized and unrealized gains (losses)	0.08	(0.39)	0.25	0.15	(0.31)	(0.07)	0.35

Total from investment operations	0.14	(0.30)	0.33	0.21	(0.25)	—	0.42

Less distributions from:

Net investment income	(0.06)	(0.10)	(0.07)	(0.02)	(0.08)	(0.16)	(0.06)

Net realized gains	—	—	—	—	(0.08)	—	—

Total distributions	(0.06)	(0.10)	(0.07)	(0.02)	(0.16)	(0.16)	(0.06)

Net asset value, end of period	$ 2.85	$ 2.77	$ 3.17	$ 2.91	$ 2.72	$ 3.13	$ 3.29

Total return[e]	5.27%	(9.88)%	11.71%	7.62%	(8.07)%	0.26%	14.57%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	1.62%	1.59%	1.57%	1.56%	1.51%	1.51%	1.53%

Expenses net of waiver and payments by affiliates and expense reduction[g]	1.60%	1.56%	1.54%	1.55%	1.50%	1.51% [h]	1.52%

Net investment income	4.15%	2.77%	2.42%	2.88%	2.15%	2.15%	2.36%	[d]

Supplemental data

Net assets, end of period (000’s)	$48,734	$62,418	$173,079	$202,929	$233,840	$296,672	$341,690

Portfolio turnover rate	16.10%	45.92%	34.25%	16.66%	44.25%	20.90%	13.33%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.84%.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	15

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,			Year Ended March 31,
		2018	2017	2016[a]	2016	2015	2014

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 2.78	$ 3.18	$ 2.92	$ 2.72	$ 3.14	$ 3.30	$ 2.94

Income from investment operations[b]:

Net investment income[c]	0.06	0.09	0.08	0.06	0.07	0.07	0.08	[d]

Net realized and unrealized gains (losses)	0.08	(0.38)	0.25	0.16	(0.32)	(0.06)	0.35

Total from investment operations	0.14	(0.29)	0.33	0.22	(0.25)	0.01	0.43

Less distributions from:

Net investment income	(0.07)	(0.11)	(0.07)	(0.02)	(0.09)	(0.17)	(0.07)

Net realized gains	—	—	—	—	(0.08)	—	—

Total distributions	(0.07)	(0.11)	(0.07)	(0.02)	(0.17)	(0.17)	(0.07)

Net asset value, end of period	$ 2.85	$ 2.78	$ 3.18	$ 2.92	$ 2.72	$ 3.14	$ 3.30

Total return[e]	4.98%	(9.67)%	11.84%	8.11%	(8.24)%	0.43%	14.70%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	1.47%	1.44%	1.42%	1.41%	1.36%	1.36%	1.38%

Expenses net of waiver and payments by affiliates and expense reduction[g]	1.45%	1.41%	1.39%	1.40%	1.35%	1.36% [h]	1.37%

Net investment income	4.30%	2.92%	2.57%	3.03%	2.30%	2.30%	2.51%	[d]

Supplemental data

Net assets, end of period (000’s)	$2,697	$2,778	$4,944	$5,487	$6,498	$6,357	$5,757

Portfolio turnover rate	16.10%	45.92%	34.25%	16.66%	44.25%	20.90%	13.33%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.99%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

16	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,			Year Ended March 31,

		2018	2017	2016[a]	2016	2015	2014[b]

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 2.78	$ 3.18	$ 2.92	$ 2.73	$ 3.14	$ 3.30	$ 3.02

Income from investment operations[c]:

Net investment income[d]	0.07	0.11	0.09	0.08	0.08	0.07	0.09	[e]

Net realized and unrealized gains (losses)	0.08	(0.38)	0.26	0.15	(0.31)	(0.04)	0.28

Total from investment operations	0.15	(0.27)	0.35	0.23	(0.23)	0.03	0.37

Less distributions from:

Net investment income	(0.08)	(0.13)	(0.09)	(0.04)	(0.10)	(0.19)	(0.09)

Net realized gains	—	—	—	—	(0.08)	—	—

Total distributions	(0.08)	(0.13)	(0.09)	(0.04)	(0.18)	(0.19)	(0.09)

Net asset value, end of period	$ 2.85	$ 2.78	$ 3.18	$ 2.92	$ 2.73	$ 3.14	$ 3.30

Total return[f]	5.31%	(9.09)%	12.56%	8.35%	(7.44)%	1.02%	12.32%

Ratios to average net assets[g]

Expenses before waiver and payments by affiliates and expense reduction	0.92%	0.89%	0.84%	0.81%	0.81%	0.92%	2.31%

Expenses net of waiver and payments by affiliates and expense reduction[h]	0.85%	0.82%	0.77%	0.79%	0.75%	0.76%	0.77%

Net investment income	4.90%	3.51%	3.19%	3.64%	2.90%	2.90%	3.11%	[e]

Supplemental data

Net assets, end of period (000’s)	$7,067	$7,933	$11,254	$752	$1,089	$660	$5

Portfolio turnover rate	16.10%	45.92%	34.25%	16.66%	44.25%	20.90%	13.33%

aFor the period April 1, 2016 to December 31, 2016.

bFor the period May 1, 2013 (effective date) to March 31, 2014.

cThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.59%.

fTotal return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	17

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL HIGHLIGHTS

Templeton Global Balanced Fund (continued)

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31,			Year Ended March 31,

		2018	2017	2016[a]	2016	2015	2014

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 2.78	$ 3.19	$ 2.92	$ 2.73	$ 3.14	$ 3.31	$ 2.95

Income from investment operations[b]:

Net investment income[c]	0.07	0.11	0.10	0.08	0.08	0.09	0.09	[d]

Net realized and unrealized gains (losses)	0.08	(0.39)	0.26	0.14	(0.31)	(0.08)	0.35

Total from investment operations	0.15	(0.28)	0.36	0.22	(0.23)	0.01	0.44

Less distributions from:

Net investment income	(0.08)	(0.13)	(0.09)	(0.03)	(0.10)	(0.18)	(0.08)

Net realized gains	—	—	—	—	(0.08)	—	—

Total distributions	(0.08)	(0.13)	(0.09)	(0.03)	(0.18)	(0.18)	(0.08)

Net asset value, end of period	$ 2.85	$ 2.78	$ 3.19	$ 2.92	$ 2.73	$ 3.14	$ 3.31

Total return[e]	5.25%	(9.19)%	12.42%	8.22%	(7.52)%	0.62%	15.23%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates and expense reduction	0.97%	0.94%	0.92%	0.91%	0.86%	0.86%	0.88%

Expenses net of waiver and payments by affiliates and expense reduction[g]	0.95%	0.91%	0.89%	0.90%	0.85%	0.86% [h]	0.87%

Net investment income	4.80%	3.42%	3.07%	3.53%	2.80%	2.80%	3.01%	[d]

Supplemental data

Net assets, end of period (000’s)	$184,173	$207,346	$246,044	$212,161	$299,226	$405,877	$421,583

Portfolio turnover rate	16.10%	45.92%	34.25%	16.66%	44.25%	20.90%	13.33%

aFor the period April 1, 2016 to December 31, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to income received in the form of a special dividend in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 2.49%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hBenefit of waiver and payments by affiliates rounds to less than 0.01%.

18	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

Consolidated Statement of Investments, June 30, 2019 (unaudited)

Templeton Global Balanced Fund

		Industry	Shares/ Warrants	Value

	Common Stocks and Other Equity Interests 66.0%
	Canada 0.6%
	Husky Energy Inc.	Oil, Gas & Consumable Fuels	745,500	$7,063,680

	China 3.5%
a	Baidu Inc., ADR	Interactive Media & Services	85,600	10,046,016
	China Mobile Ltd.	Wireless Telecommunication Services	2,087,500	19,012,132
	China Telecom Corp. Ltd., H	Diversified Telecommunication Services	27,550,000	13,859,373

				42,917,521

	Denmark 0.6%
	A.P. Moeller-Maersk AS, B	Marine	5,517	6,841,423
	The Drilling Co. of 1972 AS	Energy Equipment & Services	11,034	857,068

				7,698,491

	France 5.7%
	BNP Paribas SA	Banks	521,625	24,767,037
	Sanofi	Pharmaceuticals	290,925	25,106,329
	Veolia Environnement SA	Multi-Utilities	834,440	20,319,722

				70,193,088

	Germany 6.3%
	Bayer AG	Pharmaceuticals	258,228	17,889,943
	Deutsche Telekom AG	Diversified Telecommunication Services	1,133,994	19,611,023
	E.ON SE	Multi-Utilities	1,669,822	18,131,018
	Merck KGaA	Pharmaceuticals	127,247	13,303,003
	Siemens AG	Industrial Conglomerates	74,495	8,858,537

				77,793,524

	Hong Kong 2.3%
	CK Hutchison Holdings Ltd.	Industrial Conglomerates	1,947,352	19,193,961
	Swire Pacific Ltd., A	Real Estate Management & Development	724,000	8,896,911

				28,090,872

	Israel 0.7%
a	Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	948,319	8,752,984

	Italy 2.8%
	Eni SpA	Oil, Gas & Consumable Fuels	1,582,500	26,277,146
	Tenaris SA	Energy Equipment & Services	623,610	8,160,026

				34,437,172

	Japan 7.2%
	Ezaki Glico Co. Ltd.	Food Products	184,600	8,218,141
	Kirin Holdings Co. Ltd.	Beverages	887,500	19,125,452
	Panasonic Corp.	Household Durables	2,117,500	17,628,158
	Sumitomo Metal Mining Co. Ltd.	Metals & Mining	333,400	9,953,762
	Sumitomo Mitsui Financial Group Inc.	Banks	285,500	10,078,028
	Suntory Beverage & Food Ltd.	Beverages	219,800	9,550,761
	Takeda Pharmaceutical Co. Ltd.	Pharmaceuticals	394,700	13,994,974

				88,549,276

	Luxembourg 1.2%
	SES SA, IDR	Media	977,316	15,277,099

franklintempleton.com	Semiannual Report	19

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

		Industry	Shares/ Warrants	Value

	Common Stocks and Other Equity Interests (continued)
	Netherlands 3.8%
	Flow Traders	Capital Markets	331,721	$9,684,365
	ING Groep NV	Banks	2,490,813	28,871,818
	NXP Semiconductors NV	Semiconductors & Semiconductor Equipment	83,300	8,130,913

				46,687,096

	Singapore 1.5%
	Singapore Telecommunications Ltd.	Diversified Telecommunication Services	7,175,899	18,559,502

	South Africa 0.0%†
[a,b,c]	Edcon Holdings Ltd., F wts., 2/20/49	Specialty Retail	4,441	—
[a,b,c]	Edcon Holdings Ltd., F1 wts., 2/20/49	Specialty Retail	79,464,087	—
[a,b,c]	Edcon Holdings Ltd., F2 wts., 2/20/49	Specialty Retail	6,435,002	—
[a,b,c]	K2016470219 South Africa Ltd., A	Specialty Retail	32,900,733	23,353
[a,b,c]	K2016470219 South Africa Ltd., B	Specialty Retail	4,646,498	3,298

				26,651

	South Korea 2.9%
	Hana Financial Group Inc.	Banks	304,255	9,835,546
	KB Financial Group Inc.	Banks	244,493	9,689,357
	Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	408,545	16,596,898

				36,121,801

	Switzerland 1.7%
	Landis+Gyr Group AG	Electronic Equipment, Instruments & Components	104,409	8,313,585
	Roche Holding AG	Pharmaceuticals	43,963	12,365,649

				20,679,234

	Thailand 0.7%
	Bangkok Bank PCL, fgn.	Banks	1,273,800	8,259,570

	United Kingdom 9.9%
	BP PLC.	Oil, Gas & Consumable Fuels	3,928,867	27,372,202
[a]	Cobham PLC	Aerospace & Defense	5,707,293	7,722,719
	Kingfisher PLC	Specialty Retail	4,348,469	11,867,505
	Man Group PLC	Capital Markets	47,808	94,592
	Prudential PLC	Insurance	422,583	9,209,073
	Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	825,720	27,064,962
	Standard Chartered PLC	Banks	2,558,596	23,206,421
	Vodafone Group PLC	Wireless Telecommunication Services	9,873,649	16,215,487

				122,752,961

	United States 14.6%
	Allergan PLC	Pharmaceuticals	143,632	24,048,306
	Citigroup Inc.	Banks	194,747	13,638,132
	Comcast Corp., A	Media	357,424	15,111,887
	Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	201,900	15,471,597
	Gilead Sciences Inc.	Biotechnology	185,700	12,545,892
	Kellogg Co.	Food Products	206,700	11,072,919
	The Kroger Co.	Food & Staples Retailing	411,100	8,924,981
	Oracle Corp.	Software	247,310	14,089,251

20	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

		Industry	Shares/ Warrants			Value

	Common Stocks and Other Equity Interests (continued)
	United States (continued)
[a,b,d]	Turtle Bay Resort	Hotels, Restaurants & Leisure	1,587,888			$34,933
	United Parcel Service Inc., B	Air Freight & Logistics	187,300			19,342,471
	Verizon Communications Inc.	Diversified Telecommunication Services	226,700			12,951,371
	Walgreens Boots Alliance Inc.	Food & Staples Retailing	253,700			13,869,779
	Wells Fargo & Co.	Banks	400,500			18,951,660

						180,053,179

	Total Common Stocks and Other Equity Interests (Cost $871,664,737)					813,913,701

			Principal Amount	*
	Corporate Bonds 0.0%†
	South Africa 0.0%†
c,e	K2016470219 South Africa Ltd.,
	[b] senior secured note, 144A, PIK, 3.00%, 12/31/22	Multiline Retail	2,607,556			3,260
	senior secured note, 144A, PIK, 8.00%, 12/31/22	Multiline Retail	2,315,088		EUR	26,319
c,e	K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	Multiline Retail	879,235			26,377

	Total Corporate Bonds (Cost $3,745,583)					55,956

	Foreign Government and Agency Securities 21.9%
	Argentina 1.4%
	Argentina Treasury Bill,
	Strip, 4/30/20		32,617,000		ARS	872,723
	Strip, 7/31/20		12,682,000		ARS	289,089
	Argentine Bonos del Tesoro,
	18.20%, 10/03/21		193,279,000		ARS	3,091,648
	16.00%, 10/17/23		298,989,000		ARS	5,064,736
	senior note, 15.50%, 10/17/26		243,952,000		ARS	4,019,398
	Government of Argentina,
	[f] FRN, 68.466%, (ARPP7DRR), 6/21/20		2,930,000		ARS	67,223
	[f] FRN, 52.006%, (ARS Badlar + 2.00%), 4/03/22		37,519,000		ARS	758,762
	[g] Index Linked, 4.00%, 3/06/20		1,106,000		ARS	35,691
	senior note, 4.50%, 2/13/20		3,021,000			2,613,165

						16,812,435

	Brazil 5.0%
	Letra Tesouro Nacional,
	Strip, 7/01/19		28,060[h]		BRL	7,297,884
	Strip, 7/01/20		1,200[h]		BRL	294,925
	Strip, 7/01/21		7,960[h]		BRL	1,840,017

franklintempleton.com	Semiannual Report	21

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

		Principal Amount	*		Value

	Foreign Government and Agency Securities (continued)
	Brazil (continued)
	Nota do Tesouro Nacional,
	10.00%, 1/01/21	107,995	[h]	BRL	$29,651,370
	10.00%, 1/01/23	33,230	[h]	BRL	9,509,395
	10.00%, 1/01/25	38,951	[h]	BRL	11,442,059
	10.00%, 1/01/27	5,610	[h]	BRL	1,675,589

					61,711,239

	Colombia 0.7%
	Government of Colombia,
	senior bond, 7.75%, 4/14/21	689,000,000		COP	224,424
	senior bond, 4.375%, 3/21/23	52,000,000		COP	15,724
	senior bond, 9.85%, 6/28/27	83,000,000		COP	32,598
	Titulos de Tesoreria,
	senior bond, B, 11.00%, 7/24/20	677,000,000		COP	225,110
	senior bond, B, 7.00%, 5/04/22	844,000,000		COP	277,150
	senior bond, B, 10.00%, 7/24/24	1,738,000,000		COP	654,852
	senior bond, B, 7.50%, 8/26/26	19,829,000,000		COP	6,837,920
	senior note, B, 7.00%, 9/11/19	481,000,000		COP	150,474

					8,418,252

	El Salvador 0.0%†
[i]	Government of El Salvador, 144A, 7.65%, 6/15/35	100,000			104,549

	Ghana 1.4%
	Government of Ghana,
	24.75%, 3/01/21	110,000		GHS	21,789
	24.50%, 6/21/21	600,000		GHS	119,829
	24.75%, 7/19/21	6,550,000		GHS	1,316,013
	18.75%, 1/24/22	7,110,000		GHS	1,290,825
	19.75%, 3/25/24	7,250,000		GHS	1,353,984
	19.00%, 11/02/26	27,470,000		GHS	4,977,989
	senior bond, 19.75%, 3/15/32	20,850,000		GHS	3,799,250
	senior note, 21.50%, 3/09/20	130,000		GHS	24,437
	senior note, 18.50%, 6/01/20	1,210,000		GHS	222,260
	senior note, 18.25%, 9/21/20	4,990,000		GHS	913,211
	senior note, 24.00%, 11/23/20	7,760,000		GHS	1,509,520
	senior note, 16.50%, 3/22/21	50,000		GHS	8,855
	senior note, 18.25%, 7/25/22	7,580,000		GHS	1,359,361

					16,917,323

	India 4.3%
	Government of India,
	senior bond, 8.20%, 2/15/22	400,000,000		INR	6,039,217
	senior bond, 8.35%, 5/14/22	210,100,000		INR	3,194,099
	senior bond, 8.08%, 8/02/22	133,000,000		INR	2,010,412
	senior bond, 8.13%, 9/21/22	268,000,000		INR	4,066,176
	senior note, 7.80%, 4/11/21	404,400,000		INR	6,010,135

22	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

	Principal Amount	*		Value

Foreign Government and Agency Securities (continued)
India (continued)
Government of India, (continued)
senior note, 6.84%, 12/19/22	44,000,000		INR	$643,178
senior note, 7.16%, 5/20/23	307,000,000		INR	4,517,197
senior note, 8.83%, 11/25/23	756,500,000		INR	11,841,447
senior note, 7.68%, 12/15/23	465,000,000		INR	7,009,192
senior note, 6.79%, 5/15/27	540,500,000		INR	7,738,017

				53,069,070

Indonesia 3.0%
Government of Indonesia,
senior bond, FR35, 12.90%, 6/15/22	10,168,000,000		IDR	835,824
senior bond, FR39, 11.75%, 8/15/23	1,616,000,000		IDR	133,998
senior bond, FR43, 10.25%, 7/15/22	154,000,000		IDR	11,929
senior bond, FR46, 9.50%, 7/15/23	73,000,000,000		IDR	5,631,760
senior bond, FR56, 8.375%, 9/15/26	38,978,000,000		IDR	2,933,937
senior bond, FR63, 5.625%, 5/15/23	2,150,000,000		IDR	146,585
senior bond, FR70, 8.375%, 3/15/24	360,674,000,000		IDR	27,071,938

				36,765,971

Mexico 4.0%
Government of Mexico,
senior bond, M, 8.00%, 6/11/20	1,003,800[j]		MXN	5,237,334
senior bond, M, 6.50%, 6/10/21	2,105,100[j]		MXN	10,763,317
senior bond, M, 6.50%, 6/09/22	1,838,700[j]		MXN	9,344,013
senior bond, M, 8.00%, 12/07/23	154,000[j]		MXN	819,900
senior bond, M 20, 10.00%, 12/05/24	85,300[j]		MXN	495,808
senior note, M, 5.00%, 12/11/19	2,432,600[j]		MXN	12,496,591
senior note, M, 7.25%, 12/09/21	2,012,900[j]		MXN	10,443,047

				49,600,010

South Korea 1.8%
Korea Monetary Stabilization Bond,
senior note, 2.16%, 2/02/20	1,991,600,000		KRW	1,727,597
senior note, 2.14%, 6/02/20	681,000,000		KRW	591,814
senior note, 2.05%, 10/05/20	460,000,000		KRW	400,101
Korea Treasury Bond,
senior bond, 4.25%, 6/10/21	3,380,800,000		KRW	3,076,311
senior note, 1.25%, 12/10/19	2,503,000,000		KRW	2,161,179
senior note, 1.75%, 6/10/20	113,000,000		KRW	97,889
senior note, 2.00%, 3/10/21	8,058,200,000		KRW	7,024,712
senior note, 1.375%, 9/10/21	8,151,200,000		KRW	7,027,643
senior note, 3.00%, 9/10/24	745,000,000		KRW	690,438

				22,797,684

franklintempleton.com	Semiannual Report	23

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

			Principal Amount	*		Value

	Foreign Government and Agency Securities (continued)
[k]	Supranational 0.3%
	Inter-American Development Bank, senior bond, 7.50%, 12/05/24		60,000,000		MXN	$3,112,540

	Total Foreign Government and Agency Securities (Cost $299,802,344)					269,309,073

		Industry	Shares
	Escrows and Litigation Trusts (Cost $—) 0.0%
	United States 0.0%
[a,b]	NewPage Corp., Litigation Trust	Paper & Forest Products	1,100,000			—

		Number of Contracts	Notional Amount	*
	Options Purchased 0.1%
	Calls - Over-the-Counter
	Currency Options 0.1%
	AUD/JPY, Counterparty CITI, February Strike Price 82.35 JPY, Expires 2/12/20	1	340,000		AUD	485
	AUD/JPY, Counterparty CITI, May Strike Price 84.00 JPY, Expires 5/06/20	1	1,511,000		AUD	2,355
	AUD/JPY, Counterparty CITI, May Strike Price 86.63 JPY, Expires 5/06/20	1	1,661,000		AUD	1,473
	AUD/JPY, Counterparty CITI, May Strike Price 85.50 JPY, Expires 5/07/20	1	6,042,000		AUD	6,531
	AUD/JPY, Counterparty CITI, November Strike Price 84.33 JPY, Expires 11/12/20	1	1,133,000		AUD	3,549
	AUD/USD, Counterparty HSBK, April Strike Price $0.77, Expires 4/30/20	1	1,888,000		AUD	4,336
	AUD/USD, Counterparty HSBK, May Strike Price $0.77, Expires 5/04/20	1	2,379,000		AUD	6,100
	AUD/USD, Counterparty HSBK, May Strike Price $0.77, Expires 5/07/20	1	1,511,000		AUD	3,218
	USD/MXN, Counterparty CITI, November Strike Price 20.00 MXN, Expires 11/07/19	1	1,470,000			26,329
	USD/MXN, Counterparty CITI, December Strike Price 20.50 MXN, Expires 12/05/19	1	4,548,000			68,939
	USD/MXN, Counterparty CITI, May Strike Price 20.50 MXN, Expires 5/11/20	1	8,235,000			301,854
	USD/MXN, Counterparty CITI, May Strike Price 20.92 MXN, Expires 5/12/20	1	4,902,000			147,800
	USD/MXN, Counterparty CITI, May Strike Price 20.87 MXN, Expires 5/14/20	1	5,529,000			172,754
	USD/MXN, Counterparty JPHQ, October Strike Price 20.25 MXN, Expires 10/17/19	1	4,157,000			48,001
	USD/MXN, Counterparty JPHQ, October Strike Price 21.92 MXN, Expires 10/17/19	1	2,079,000			6,304

24	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

	Number of Contracts	Notional Amount	*		Value

Options Purchased (continued)
Calls - Over-the-Counter (continued)
Currency Options (continued)
USD/MXN, Counterparty JPHQ, November Strike Price 20.11 MXN, Expires 11/14/19	1	2,765,000			$47,956
USD/MXN, Counterparty JPHQ, November Strike Price 20.11 MXN, Expires 11/14/19	1	2,765,000			47,956
USD/MXN, Counterparty JPHQ, November Strike Price 22.35 MXN, Expires 11/14/19	1	2,765,000			9,738
USD/MXN, Counterparty JPHQ, December Strike Price 20.14 MXN, Expires 12/19/19	1	1,039,000			22,958
USD/MXN, Counterparty JPHQ, May Strike Price 20.93 MXN, Expires 5/13/20	1	3,160,000			95,293

Puts - Over-the-Counter
Currency Options 0.0%†
AUD/JPY, Counterparty CITI, May Strike Price 69.54 JPY, Expires 5/06/20	1	1,208,000		AUD	9,216
AUD/JPY, Counterparty CITI, May Strike Price 70.65 JPY, Expires 5/06/20	1	755,000		AUD	6,900
AUD/JPY, Counterparty CITI, May Strike Price 74.48 JPY, Expires 5/06/20	1	5,588,000		AUD	96,117
AUD/JPY, Counterparty CITI, May Strike Price 75.50 JPY, Expires 5/06/20	1	2,266,000		AUD	42,838
AUD/JPY, Counterparty CITI, May Strike Price 65.55 JPY, Expires 5/07/20	1	3,022,000		AUD	12,339
AUD/JPY, Counterparty CITI, May Strike Price 73.25 JPY, Expires 5/07/20	1	3,022,000		AUD	42,515
AUD/JPY, Counterparty CITI, November Strike Price 66.78 JPY, Expires 11/12/20	1	566,000		AUD	5,251
AUD/JPY, Counterparty CITI, November Strike Price 69.18 JPY, Expires 11/12/20	1	340,000		AUD	4,254
AUD/JPY, Counterparty CITI, November Strike Price 72.78 JPY, Expires 11/12/20	1	1,416,000		AUD	27,986
AUD/JPY, Counterparty CITI, November Strike Price 74.00 JPY, Expires 11/12/20	1	1,020,000		AUD	23,542
AUD/USD, Counterparty HSBK, April Strike Price $0.66, Expires 4/30/20	1	5,035,000		AUD	22,210
AUD/USD, Counterparty HSBK, April Strike Price $0.68, Expires 4/30/20	1	2,518,000		AUD	19,321
AUD/USD, Counterparty HSBK, May Strike Price $0.65, Expires 5/04/20	1	6,344,000		AUD	16,588
AUD/USD, Counterparty HSBK, May Strike Price $0.68, Expires 5/04/20	1	3,147,000		AUD	22,188
AUD/USD, Counterparty HSBK, May Strike Price $0.66, Expires 5/05/20	1	2,517,000		AUD	13,619
AUD/USD, Counterparty HSBK, May Strike Price $0.65, Expires 5/07/20	1	3,021,000		AUD	12,397
AUD/USD, Counterparty HSBK, May Strike Price $0.68, Expires 5/07/20	1	1,511,000		AUD	11,034
AUD/USD, Counterparty MSCO, November Strike Price $0.67, Expires 11/14/19	1	6,000		AUD	17

franklintempleton.com	Semiannual Report	25

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

		Number of Contracts	Notional Amount	*		Value

	Options Purchased (continued)
	Puts - Over-the-Counter (continued)
	Currency Options (continued)
	USD/MXN, Counterparty CITI, October Strike Price 18.25 MXN, Expires 10/08/19	1	2,274,000			$5,671
	USD/MXN, Counterparty CITI, November Strike Price 18.28 MXN, Expires 11/07/19	1	1,470,000			5,094
	USD/MXN, Counterparty CITI, May Strike Price 18.31 MXN, Expires 5/14/20	1	1,382,000			11,396
	USD/MXN, Counterparty JPHQ, December Strike Price 18.85 MXN, Expires 12/03/19	1	2,079,000			20,461
	USD/MXN, Counterparty JPHQ, December Strike Price 20.34 MXN, Expires 12/03/19	1	2,079,000			102,439

	Total Options Purchased (Cost $2,059,301)					1,557,322

	Total Investments before Short Term Investments (Cost $1,177,271,965)					1,084,836,052

			Principal Amount	*
	Short Term Investments 10.1%

	Foreign Government and Agency Securities 2.6%
	Argentina 0.9%
l	Argentina Treasury Bill, 7/19/19 - 2/28/20		372,526,700		ARS	11,410,959

	Mexico 1.3%
l	Mexico Treasury Bill, 7/04/19 - 4/02/20		31,830,420	[m]	MXN	16,226,228

	South Korea 0.4%
	Korea Monetary Stabilization Bond,
	senior note, 1.80%, 9/09/19		908,000,000		KRW	785,185
	[l] senior note, 9/17/19		1,740,000,000		KRW	1,498,959
	senior note, 1.87%, 11/09/19		680,000,000		KRW	588,408
	senior note, 2.06%, 12/02/19		907,000,000		KRW	785,617
	senior note, 1.715%, 5/09/20		440,000,000		KRW	380,828

						4,038,997

	Total Foreign Government and Agency Securities (Cost $33,304,903)					31,676,184

	Total Investments before Money Market Funds (Cost $1,210,576,868)					1,116,512,236

26	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

			Shares			Value

	Short Term Investments (continued)
	Money Market Funds (Cost $93,240,879) 7.5%
	United States 7.5%
n,o	Institutional Fiduciary Trust Money Market Portfolio, 2.05%		93,240,879			$93,240,879

	Total Investments (Cost $1,303,817,747) 98.1%					1,209,753,115
	Options Written (0.1)%					(1,302,634)
	Other Assets, less Liabilities 2.0% .					24,420,021

	Net Assets 100.0%					$1,232,870,502

		Number of Contracts	Notional Amount	*
p	Options Written (0.1)%
	Calls - Over-the-Counter
	Currency Options (0.1)%
	AUD/JPY, Counterparty CITI, November Strike Price 79.77 JPY, Expires 11/06/19	1	3,625,000		AUD	(5,901)
	AUD/JPY, Counterparty CITI, November Strike Price 80.15 JPY, Expires 11/06/19	1	1,511,000		AUD	(2,058)
	AUD/JPY, Counterparty CITI, November Strike Price 80.60 JPY, Expires 11/08/19	1	3,021,000		AUD	(3,403)
	AUD/JPY, Counterparty CITI, February Strike Price 77.28 JPY, Expires 2/12/20	1	1,133,000		AUD	(8,610)
	AUD/JPY, Counterparty CITI, February Strike Price 78.18 JPY, Expires 2/12/20	1	680,000		AUD	(3,898)
	AUD/JPY, Counterparty CITI, February Strike Price 79.45 JPY, Expires 2/12/20	1	1,020,000		AUD	(3,850)
	AUD/JPY, Counterparty CITI, February Strike Price 80.32 JPY, Expires 2/12/20	1	1,133,000		AUD	(3,190)
	AUD/JPY, Counterparty CITI, May Strike Price 78.60 JPY, Expires 5/06/20	1	2,417,000		AUD	(16,223)
	AUD/JPY, Counterparty CITI, May Strike Price 79.10 JPY, Expires 5/06/20	1	1,511,000		AUD	(8,863)
	AUD/JPY, Counterparty CITI, May Strike Price 77.35 JPY, Expires 5/07/20	1	6,041,000		AUD	(56,360)
	AUD/USD, Counterparty HSBK, April Strike Price $0.71, Expires 4/30/20	1	1,888,000		AUD	(25,577)
	AUD/USD, Counterparty HSBK, May Strike Price $0.71, Expires 5/04/20	1	2,379,000		AUD	(35,476)
	AUD/USD, Counterparty HSBK, November Strike Price $0.71, Expires 11/05/20	1	1,511,000		AUD	(26,998)
	AUD/USD, Counterparty HSBK, November Strike Price $0.80, Expires 11/05/20	1	3,021,000		AUD	(8,737)
	AUD/USD, Counterparty HSBK, April Strike Price $0.81, Expires 4/29/21	1	3,776,000		AUD	(15,432)
	AUD/USD, Counterparty HSBK, May Strike Price $0.80, Expires 5/04/21	1	4,758,000		AUD	(22,220)
	AUD/USD, Counterparty HSBK, May Strike Price $0.78, Expires 5/05/21	1	2,518,000		AUD	(18,831)

franklintempleton.com	Semiannual Report	27

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

		Number of Contracts	Notional Amount	*		Value

p	Options Written (continued)
	Calls - Over-the-Counter (continued)
	Currency Options (continued)
	AUD/USD, Counterparty MSCO, November Strike Price $0.72, Expires 11/14/19	1	6,000		AUD	$(31)
	USD/MXN, Counterparty CITI, December Strike Price 21.90 MXN, Expires 12/05/19	1	4,548,000			(26,374)
	USD/MXN, Counterparty CITI, May Strike Price 19.55 MXN, Expires 5/11/20	1	2,745,000			(159,130)
	USD/MXN, Counterparty CITI, May Strike Price 22.55 MXN, Expires 5/11/20	1	2,745,000			(40,426)
	USD/MXN, Counterparty CITI, May Strike Price 19.82 MXN, Expires 5/12/20	1	1,961,000			(100,148)
	USD/MXN, Counterparty CITI, May Strike Price 23.85 MXN, Expires 5/12/20	1	1,961,000			(17,818)
	USD/MXN, Counterparty CITI, May Strike Price 22.85 MXN, Expires 5/14/20	1	2,765,000			(36,805)
	USD/MXN, Counterparty JPHQ, October Strike Price 19.18 MXN, Expires 10/17/19	1	2,079,000			(66,935)
	USD/MXN, Counterparty JPHQ, October Strike Price 22.48 MXN, Expires 10/17/19	1	2,079,000			(4,370)
	USD/MXN, Counterparty JPHQ, November Strike Price 21.00 MXN, Expires 11/14/19	1	5,529,000			(47,632)
	USD/MXN, Counterparty JPHQ, May Strike Price 23.76 MXN, Expires 5/13/20	1	1,580,000			(14,891)

	Puts - Over-the-Counter
	Currency Options (0.0)%†
	USD/MXN, Counterparty CITI, October Strike Price 18.66 MXN, Expires 10/08/19	1	2,274,000			(12,327)
	USD/MXN, Counterparty CITI, October Strike Price 19.60 MXN, Expires 10/08/19	1	1,706,000			(18,742)
	USD/MXN, Counterparty CITI, November Strike Price 18.74 MXN, Expires 11/07/19	1	2,941,000			(21,690)
	USD/MXN, Counterparty CITI, May Strike Price 19.55 MXN, Expires 5/11/20	1	2,745,000			(71,329)
	USD/MXN, Counterparty CITI, May Strike Price 19.69 MXN, Expires 5/12/20	1	980,000			(28,470)
	USD/MXN, Counterparty CITI, May Strike Price 19.24 MXN, Expires 5/14/20	1	4,147,000			(83,077)
	USD/MXN, Counterparty JPHQ, October Strike Price 19.18 MXN, Expires 10/17/19	1	2,079,000			(28,168)
	USD/MXN, Counterparty JPHQ, November Strike Price 19.44 MXN, Expires 11/13/19	1	1,580,000			(32,167)
	USD/MXN, Counterparty JPHQ, November Strike Price 19.36 MXN, Expires 11/14/19	1	2,765,000			(50,354)
	USD/MXN, Counterparty JPHQ, December Strike Price 20.10 MXN, Expires 12/03/19	1	4,158,000			(155,958)
	USD/MXN, Counterparty JPHQ, December Strike Price 19.36 MXN, Expires 12/19/19	1	1,039,000			(20,165)

	Total Options Written (Premiums received $1,640,159)					$(1,302,634)

28	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cSee Note 9 regarding restricted securities.

dThe security is owned by FT Holdings Corporation IV, a wholly-owned subsidiary of the Fund. See Note 1(e).

eIncome may be received in additional securities and/or cash.

fThe coupon rate shown represents the rate at period end.

gRedemption price at maturity and coupon payment are adjusted for inflation. See Note 1(g).

hPrincipal amount is stated in 1,000 Brazilian Real Units.

iSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2019, the aggregate value of these securities was $104,549, representing less than 0.1% of net assets.

jPrincipal amount is stated in 100 Mexican Peso Units.

kA supranational organization is an entity formed by two or more central governments through international treaties.

lThe security was issued on a discount basis with no stated coupon rate.

mPrincipal amount is stated in 10 Mexican Peso Units.

nSee Note 3(f) regarding investments in affiliated management investment companies.

oThe rate shown is the annualized seven-day effective yield at period end.

pSee Note 1(c) regarding written options.

At June 30, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Indian Rupee	BNDP		Sell	211,011,700	$3,013,183	7/05/19	$—	$(44,330)
Indian Rupee	HSBK		Buy	180,102,000	2,613,204	7/05/19	—	(3,566)
Indian Rupee	HSBK		Sell	180,102,000	2,583,960	7/05/19	—	(25,678)
South Korean Won	HSBK		Sell	9,458,966,732	8,346,245	7/10/19	167,597	—
Indian Rupee	HSBK		Sell	279,516,623	3,966,686	7/11/19	—	(80,223)
Japanese Yen	DBAB		Buy	160,839,000	1,474,409	7/11/19	18,876	—
Japanese Yen	DBAB		Sell	160,839,000	1,457,951	7/11/19	—	(35,334)
Australian Dollar	JPHQ		Sell	2,515,750	1,799,868	7/15/19	32,854	—
Indian Rupee	CITI		Sell	186,348,000	2,638,575	7/15/19	—	(57,985)
Japanese Yen	CITI		Buy	63,300,000	580,615	7/16/19	7,319	—
Japanese Yen	CITI		Sell	63,300,000	569,444	7/16/19	—	(18,490)
Japanese Yen	DBAB		Buy	743,934,000	6,764,488	7/17/19	145,766	—
Japanese Yen	DBAB		Sell	743,934,000	6,687,648	7/17/19	—	(222,606)
Japanese Yen	HSBK		Buy	209,990,000	1,926,859	7/17/19	23,696	—
Japanese Yen	HSBK		Sell	209,990,000	1,888,408	7/17/19	—	(62,147)
Japanese Yen	MSCO		Buy	100,400,000	917,442	7/17/19	15,153	—
Japanese Yen	MSCO		Sell	100,400,000	902,894	7/17/19	—	(29,702)
Japanese Yen	CITI		Buy	487,440,000	4,433,856	7/18/19	94,238	—
Japanese Yen	CITI		Sell	487,440,000	4,383,457	7/18/19	—	(144,637)
Japanese Yen	HSBK		Buy	309,325,000	2,808,632	7/18/19	64,856	—
Japanese Yen	HSBK		Sell	309,325,000	2,781,707	7/18/19	—	(91,780)
South Korean Won	HSBK		Sell	5,354,972,927	4,732,381	7/19/19	101,041	—
Indian Rupee	HSBK		Sell	229,352,000	3,188,911	7/22/19	—	(126,862)
Indian Rupee	JPHQ		Sell	271,195,000	3,824,496	7/22/19	—	(96,207)

franklintempleton.com	Semiannual Report	29

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	DBAB		Sell	16,670,000	$18,987,464	7/23/19	$—	$ (4,574)
South Korean Won	HSBK		Sell	1,722,027,073	1,544,835	7/24/19	55,297	—
South Korean Won	HSBK		Sell	4,163,000,000	3,495,969	7/29/19	—	(105,476)
South Korean Won	HSBK		Sell	4,594,897,268	4,004,966	7/30/19	29,797	—
Japanese Yen	BZWS		Buy	291,270,000	2,655,562	7/31/19	52,957	—
Japanese Yen	BZWS		Sell	291,270,000	2,624,149	7/31/19	—	(84,371)
Japanese Yen	DBAB		Buy	309,385,000	2,838,530	7/31/19	38,441	—
Japanese Yen	DBAB		Sell	309,385,000	2,787,528	7/31/19	—	(89,442)
Japanese Yen	GSCO		Buy	254,830,000	2,318,533	7/31/19	51,130	—
Japanese Yen	GSCO		Sell	254,830,000	2,296,035	7/31/19	—	(73,629)
Euro	JPHQ		Sell	126,831,518	142,750,776	8/05/19	—	(1,901,594)
British Pound	JPHQ		Sell	62,256,934	81,373,859	8/13/19	2,132,919	—
Euro	JPHQ		Sell	1,476,168	1,672,188	8/13/19	—	(12,463)
Indian Rupee	HSBK		Sell	250,330,000	3,583,687	8/14/19	—	(23,927)
Indian Rupee	CITI		Sell	281,865,000	4,017,314	8/19/19	—	(41,939)
Indian Rupee	JPHQ		Sell	124,245,000	1,744,071	8/20/19	—	(44,983)
Euro	JPHQ		Sell	3,912,953	4,400,330	8/21/19	—	(68,097)
Indian Rupee	JPHQ		Sell	120,119,000	1,702,005	9/03/19	—	(24,388)
Indian Rupee	BNDP		Sell	212,773,300	3,007,269	9/06/19	—	(49,599)
Indian Rupee	HSBK		Sell	179,312,000	2,541,810	9/06/19	—	(34,327)
Japanese Yen	HSBK		Buy	308,598,820	2,871,045	9/06/19	6,276	—
Japanese Yen	JPHQ		Buy	265,129,970	2,469,244	9/06/19	2,781	—
Indian Rupee	HSBK		Sell	176,034,437	2,490,055	9/11/19	—	(37,360)
Indian Rupee	BNDP		Sell	233,148,000	3,329,782	9/12/19	—	(17,208)
Indian Rupee	JPHQ		Sell	243,612,000	3,471,306	9/13/19	—	(25,450)
Indian Rupee	CITI		Sell	142,184,000	2,025,846	9/16/19	—	(14,243)
Indian Rupee	HSBK		Sell	88,330,094	1,257,905	9/16/19	—	(9,476)
Indian Rupee	JPHQ		Sell	231,779,000	3,290,913	9/18/19	—	(33,847)
Euro	GSCO		Sell	974,548	1,123,820	9/23/19	8,202	—
Euro	JPHQ		Sell	2,443,285	2,774,277	9/25/19	—	(23,091)
Euro	SCNY		Sell	3,409,501	3,894,094	9/30/19	—	(11,009)
Indian Rupee	HSBK		Sell	180,102,000	2,580,812	10/03/19	2,270	—
Australian Dollar	CITI		Sell	5,228,300	3,732,797	10/08/19	51,952	—
Euro	DBAB		Sell	5,532,158	6,299,744	10/08/19	—	(40,484)
Euro	UBSW		Sell	943,744	1,074,929	10/09/19	—	(6,749)
Australian Dollar	JPHQ		Sell	2,515,750	1,805,529	10/11/19	34,261	—
Euro	HSBK		Sell	3,767,000	4,313,177	10/11/19	—	(5,063)
Euro	JPHQ		Sell	3,444,388	3,944,892	10/11/19	—	(3,528)
Australian Dollar	JPHQ		Sell	2,515,750	1,803,202	10/15/19	31,774	—
Euro	BOFA		Sell	7,619,000	8,718,422	10/15/19	—	(18,204)
Euro	DBAB		Sell	975,303	1,114,918	10/15/19	—	(3,452)
Euro	GSCO		Sell	1,651,995	1,888,710	10/15/19	—	(5,616)
Japanese Yen	HSBK		Buy	491,681,680	4,583,469	10/21/19	16,383	—
Japanese Yen	JPHQ		Buy	309,774,280	2,885,513	10/21/19	12,533	—
Australian Dollar	JPHQ		Sell	14,513,500	10,479,690	10/23/19	258,372	—
Euro	GSCO		Sell	974,786	1,118,420	10/23/19	—	(49)

30	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)

Euro	UBSW		Sell	3,506,930	$4,028,691	10/23/19	$4,839	$—
Euro	DBAB		Sell	100,000	113,836	10/25/19	—	(922)
Euro	GSCO		Sell	110,159	124,656	10/29/19	—	(1,799)
Euro	SCNY		Sell	3,343,195	3,783,162	10/29/19	—	(54,605)
Euro	DBAB		Sell	6,229,151	7,051,399	10/30/19	—	(99,809)
Euro	CITI		Sell	3,767,000	4,265,374	11/04/19	—	(60,905)
Euro	JPHQ		Sell	2,214,250	2,514,480	11/08/19	—	(29,304)
Australian Dollar	JPHQ		Sell	2,515,750	1,762,975	11/13/19	—	(9,618)
Euro	JPHQ		Sell	13,488,375	15,418,291	11/15/19	—	(85,903)
Australian Dollar	JPHQ		Sell	9,454,000	6,554,505	11/20/19	—	(107,824)
Euro	BOFA		Sell	4,110,760	4,665,137	11/20/19	—	(61,805)
Euro	GSCO		Sell	47,872	54,304	11/20/19	—	(744)
Australian Dollar	JPHQ		Sell	8,046,000	5,556,648	11/21/19	—	(113,578)
Euro	GSCO		Sell	974,548	1,105,284	11/21/19	—	(15,431)
Euro	JPHQ		Sell	3,912,953	4,432,945	11/21/19	—	(66,889)
Euro	UBSW		Sell	3,506,930	3,974,544	11/21/19	—	(58,370)
Australian Dollar	JPHQ		Sell	14,513,500	10,079,771	11/22/19	—	(148,503)
Euro	DBAB		Sell	6,231,599	7,046,537	11/29/19	—	(124,160)
Euro	GSCO		Sell	182,797	206,794	11/29/19	—	(3,551)
Australian Dollar	CITI		Sell	5,228,300	3,639,472	12/03/19	—	(46,051)
Euro	JPHQ		Sell	13,255,813	15,053,632	12/05/19	—	(206,937)
Euro	UBSW		Sell	943,744	1,070,555	12/05/19	—	(15,917)
Japanese Yen	JPHQ		Buy	256,376,490	2,402,663	12/05/19	4,369	—
Japanese Yen	HSBK		Buy	787,438,340	7,382,756	12/06/19	10,822	—
Japanese Yen	JPHQ		Buy	266,705,690	2,500,090	12/06/19	4,118	—
Euro	DBAB		Sell	5,532,158	6,325,026	12/09/19	—	(45,774)
South Korean Won	GSCO		Sell	5,211,000,000	4,400,068	12/09/19	—	(126,461)
Euro	DBAB		Sell	10,992,562	12,618,912	12/11/19	—	(42,028)
Euro	BOFA		Sell	2,055,380	2,343,133	12/18/19	—	(25,488)
Euro	GSCO		Sell	1,651,995	1,881,292	12/18/19	—	(22,468)
Japanese Yen	HSBK		Buy	510,858,000	4,767,570	12/19/19	34,024	—
Japanese Yen	JPHQ		Buy	250,941,490	2,343,180	12/20/19	15,625	—
Japanese Yen	HSBK		Buy	308,598,830	2,908,796	3/06/20	5,738	—
Japanese Yen	JPHQ		Buy	293,091,520	2,765,616	3/06/20	2,461	—
Japanese Yen	HSBK		Buy	740,597,560	6,970,096	3/23/20	31,595	—
Japanese Yen	JPHQ		Buy	501,343,490	4,714,595	3/23/20	25,163	—
Japanese Yen	JPHQ		Buy	130,119,720	1,235,270	3/24/20	—	(5,029)
Japanese Yen	HSBK		Buy	308,598,830	2,925,673	6/08/20	5,520	—
Japanese Yen	JPHQ		Buy	293,091,510	2,781,891	6/08/20	2,008	—
Euro	JPHQ		Sell	13,255,813	15,404,845	6/15/20	—	(57,160)
Japanese Yen	JPHQ		Buy	250,941,500	2,372,927	6/22/20	12,646	—
Japanese Yen	BNDP		Buy	634,154,280	6,056,920	6/24/20	—	(27,605)

Total Forward Exchange Contracts							$3,615,669	$ (5,517,823)

Net unrealized appreciation (depreciation)								$ (1,902,154)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

franklintempleton.com	Semiannual Report	31

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

At June 30, 2019, the Fund had the following interest rate swap contracts outstanding. See Note 1(c).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts

Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.775%	Semi-Annual	10/04/23	$1,690,000	$ (72,347)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.795%	Semi-Annual	10/04/23	1,690,000	(73,817)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.765%	Semi-Annual	10/07/23	1,690,000	(71,798)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.914%	Semi-Annual	1/22/25	21,800,000	(224,872)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.97%	Semi-Annual	1/23/25	27,250,000	(368,079)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.973%	Semi-Annual	1/27/25	16,080,000	(222,384)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.937%	Semi-Annual	1/29/25	4,020,000	(47,143)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.942%	Semi-Annual	1/30/25	3,400,000	(40,663)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.817%	Semi-Annual	2/03/25	5,360,000	(25,038)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 1.982%	Semi-Annual	10/20/25	46,520,000	(407,686)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.668%	Semi-Annual	10/04/43	820,000	(235,258)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.687%	Semi-Annual	10/04/43	820,000	(238,247)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.675%	Semi-Annual	10/07/43	820,000	(236,333)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.537%	Semi-Annual	4/13/47	36,200,000	(2,514,644)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.98%	Semi-Annual	2/20/48	4,440,000	(781,111)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.002%	Semi-Annual	2/22/48	4,440,000	(803,174)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.019%	Semi-Annual	2/23/48	4,440,000	(819,183)

Total Interest Rate Swap Contracts				$(7,181,777)

See Note 10 regarding other derivative information.

See Abbreviations on page 51.

32	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities

June 30, 2019 (unaudited)

Templeton Global Balanced Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,210,576,868
Cost - Non-controlled affiliates (Note 3f)	93,240,879

Value - Unaffiliated issuers	$1,116,512,236
Value - Non-controlled affiliates (Note 3f)	93,240,879
Cash	5,813,863
Receivables:
Investment securities sold	4,803,559
Capital shares sold	595,221
Dividends and interest	9,706,384
European Union tax reclaims	88,902
Deposits with brokers for:
OTC derivative contracts	660,000
Centrally cleared swap contracts	8,859,254
Variation margin on centrally cleared swap contracts	331,214
Unrealized appreciation on OTC forward exchange contracts	3,615,669
FT Subsidiary deferred tax benefit (Note 1e)	180,563
Other assets	3,161

Total assets	1,244,410,905

Liabilities:
Payables:
Capital shares redeemed	2,371,265
Management fees	740,727
Distribution fees	706,651
Transfer agent fees	291,995
Trustees’ fees and expenses	3,922
Options written, at value (premiums received $1,640,159)	1,302,634
Unrealized depreciation on OTC forward exchange contracts	5,517,823
Deferred tax	307,704
Accrued expenses and other liabilities	297,682

Total liabilities	11,540,403

Net assets, at value	$1,232,870,502

Net assets consist of:
Paid-in capital	$1,349,345,364
Total distributable earnings (loss)	(116,474,862)

Net assets, at value	$1,232,870,502

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	33

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

June 30, 2019 (unaudited)

Templeton Global Balanced Fund

Class A:
Net assets, at value	$528,469,018

Shares outstanding	186,025,324

Net asset value per share[a]	$2.84

Maximum offering price per share (net asset value per share ÷ 94.50%)	$3.01

Class A1:
Net assets, at value	$281,060,839

Shares outstanding	98,794,930

Net asset value per share[a]	$2.84

Maximum offering price per share (net asset value per share ÷ 96.25%)	$2.95

Class C:
Net assets, at value	$180,669,090

Shares outstanding	63,938,994

Net asset value and maximum offering price per share[a]	$2.83

Class C1:
Net assets, at value	$ 48,733,591

Shares outstanding	17,128,560

Net asset value and maximum offering price per share[a]	$2.85

Class R:
Net assets, at value	$ 2,697,316

Shares outstanding	945,657

Net asset value and maximum offering price per share	$2.85

Class R6:
Net assets, at value	$ 7,067,173

Shares outstanding	2,481,237

Net asset value and maximum offering price per share	$2.85

Advisor Class:
Net assets, at value	$184,173,475

Shares outstanding	64,525,251

Net asset value and maximum offering price per share	$2.85

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the six months ended June 30, 2019 (unaudited)

Templeton Global Balanced Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$19,401,503
Non-controlled affiliates (Note 3f)	744,262
Interest: (net of foreign taxes)~
Unaffiliated issuers	17,332,510
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	35,570
Non-controlled affiliates (Note 3f)	10,268

Total investment income	37,524,113

Expenses:
Management fees (Note 3a)	4,902,344
Distribution fees: (Note 3c)
Class A	691,652
Class A1	360,160
Class C	975,717
Class C1	183,167
Class R	6,965
Transfer agent fees: (Note 3e)
Class A	353,197
Class A1	183,976
Class C	125,073
Class C1	35,994
Class R	1,776
Class R6	2,946
Advisor Class	128,341
Custodian fees (Note 4)	185,319
Reports to shareholders	75,947
Registration and filing fees	77,283
Professional fees	62,330
Trustees’ fees and expenses	75,849
Other	90,199

Total expenses	8,518,235
Expense reductions (Note 4)	(18,741)
Expenses waived/paid by affiliates (Note 3f and 3g)	(129,319)

Net expenses	8,370,175

Net investment income	29,153,938

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(6,212,019)
Written options	(34,069)
Foreign currency transactions	(197,791)
Forward exchange contracts	11,608,437
Swap contracts	413,953

Net realized gain (loss)	5,578,511

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	46,702,391
Translation of other assets and liabilities denominated in foreign currencies	93,910

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TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations (continued)

for the six months ended June 30, 2019 (unaudited)

Templeton Global Balanced Fund

Forward exchange contracts	(1,121,293)
Written options	337,525
Swap contracts	(12,863,394)
Change in deferred taxes on unrealized appreciation	99,827

Net change in unrealized appreciation (depreciation)	33,248,966

Net realized and unrealized gain (loss)	38,827,477

Net increase (decrease) in net assets resulting from operations	$67,981,415

*Foreign taxes withheld on dividends	$2,382,794
~Foreign taxes withheld on interest	$375,686
#Net of foreign taxes	$106,671

36	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Templeton Global Balanced Fund

	Six Months Ended June 30, 2019 (unaudited)	Year Ended December 31, 2018

Increase (decrease) in net assets:

Operations:

Net investment income	$ 29,153,938	$ 49,784,022

Net realized gain (loss)	5,578,511	89,212,768

Net change in unrealized appreciation (depreciation)	33,248,966	(283,328,472)

Net increase (decrease) in net assets resulting from operations	67,981,415	(144,331,682)

Distributions to shareholders:

Class A	(13,442,007)	(25,802,835)

Class A1	(7,096,691)	(10,704,077)

Class C	(3,995,022)	(8,544,090)

Class C1	(1,160,405)	(4,649,410)

Class R	(63,939)	(139,046)

Class R6	(193,757)	(407,692)

Advisor Class	(5,038,878)	(9,464,026)

Total distributions to shareholders	(30,990,699)	(59,711,176)

Capital share transactions: (Note 2)

Class A	(44,521,724)	(102,427,954)

Class A1	(12,050,886)	30,686,781

Class C	(28,650,828)	(80,380,431)

Class C1	(15,579,621)	(96,785,897)

Class R	(157,045)	(1,662,951)

Class R6	(1,090,982)	(2,090,954)

Advisor Class	(29,094,098)	(8,411,483)

Total capital share transactions	(131,145,184)	(261,072,889)

Net increase (decrease) in net assets	(94,154,468)	(465,115,747)

Net assets:

Beginning of period	1,327,024,970	1,792,140,717

End of period	$1,232,870,502	$1,327,024,970

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	37

TEMPLETON GLOBAL INVESTMENT TRUST

Notes to Consolidated Financial Statements (unaudited)

Templeton Global Balanced Fund

1.   Organization and Significant Accounting Policies

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of five separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Global Balanced Fund (Fund) is included in this report. The Fund offers seven classes of shares: Class A, Class A1, Class C, Class C1, Class R, Class R6, and Advisor Class. Class C and Class C1 shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives

franklintempleton.com	Semiannual Report	39

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

c.  Derivative Financial Instruments (continued)

Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement. At June 30, 2019, the Fund had OTC derivatives in a net liability position of $1,713,221 and the aggregate value of collateral pledged for such contracts was $660,000.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to foreign exchange rate risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to

40	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

holders. Payments are recorded upon receipt as realized gains in the Consolidated Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 10 regarding other derivative information.

d.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or a joint repurchase agreement. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Consolidated Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2019, the Fund had no securities on loan.

e.  Investments in FT Holdings Corporation IV (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in FT Subsidiary. FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At June 30, 2019, FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities.

At June 30, 2019, FT Subsidiary, which is a tax paying entity, recognized an unrealized loss on its Turtle Bay investment. An estimated deferred tax asset based on such unrealized loss is reflected as FT Subsidiary deferred tax benefit in the Consolidated Statement of Assets and Liabilities. The estimated benefit was calculated using a federal rate of 21%. When the Turtle Bay investment liquidates, FT Subsidiary will recognize a capital loss which can be carried-back to offset prior year capital gains, resulting in a tax refund which will relieve the deferred tax asset.

All intercompany transactions and balances have been eliminated. At June 30, 2019, the net assets of FT Subsidiary were $5,367,204, representing 0.4% of the Fund’s consolidated net assets. The Fund’s investment in the FT Subsidiary is limited to 25% of consolidated assets.

f.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Consolidated Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Consolidated Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of

franklintempleton.com	Semiannual Report	41

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

f.  Income and Deferred Taxes (continued)

these EU reclaims, and the potential timing of payment, no amounts are reflected in the Consolidated financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2019, the Fund has determined that no tax liability is required in its consolidated financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Consolidated Statement of Operations.

h.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

42	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

2.  Shares of Beneficial Interest

At June 30, 2019, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2019		Year Ended December 31, 2018

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	6,165,747	$17,813,572	34,179,367	$105,672,882
Shares issued in reinvestment of distributions	4,592,137	12,945,994	8,191,278	24,826,534
Shares redeemed	(26,102,723)	(75,281,290)	(76,008,616)	(232,927,370)

Net increase (decrease)	(15,344,839)	$(44,521,724)	(33,637,971)	$(102,427,954)

Class A1 Shares:
Shares sold	4,310,010	$12,465,795	26,725,090	$80,318,885
Shares issued in reinvestment of distributions	2,420,724	6,839,229	3,388,828	10,255,359
Shares redeemed	(10,847,266)	(31,355,910)	(19,564,284)	(59,887,463)

Net increase (decrease)	(4,116,532)	$(12,050,886)	10,549,634	$30,686,781

Class C Shares:
Shares sold	2,240,267	$6,431,070	15,951,230	$49,456,970
Shares issued in reinvestment of distributions	1,356,630	3,802,525	2,679,582	8,116,943
Shares redeemed	(13,571,955)	(38,884,423)	(45,243,255)	(137,954,344)

Net increase (decrease)	(9,975,058)	$(28,650,828)	(26,612,443)	$(80,380,431)

Class C1 Shares:
Shares sold	175,416	$505,604	1,544,449	$4,667,755
Shares issued in reinvestment of distributions	393,280	1,111,435	1,470,313	4,501,085
Shares redeemed[a]	(5,954,192)	(17,196,660)	(35,032,803)	(105,954,737)

Net increase (decrease)	(5,385,496)	$(15,579,621)	(32,018,041)	$(96,785,897)

Class R Shares:
Shares sold.	55,259	$158,346	132,220	$414,418
Shares issued in reinvestment of distributions	14,760	41,836	30,770	93,593
Shares redeemed	(123,759)	(357,227)	(716,748)	(2,170,962)

Net increase (decrease)	(53,740)	$(157,045)	(553,758)	$(1,662,951)

Class R6 Shares:
Shares sold	198,513	$576,253	892,133	$2,809,748
Shares issued in reinvestment of distributions	68,408	193,454	134,072	407,551
Shares redeemed	(643,497)	(1,860,689)	(1,704,891)	(5,308,253)

Net increase (decrease)	(376,576)	$(1,090,982)	(678,686)	$(2,090,954)

Advisor Class Shares:
Shares sold	4,232,093	$12,292,681	23,403,505	$71,514,992
Shares issued in reinvestment of distributions	1,559,219	4,425,063	2,672,118	8,130,400
Shares redeemed	(15,804,957)	(45,811,842)	(28,697,722)	(88,056,875)

Net increase (decrease)	(10,013,645)	$(29,094,098)	(2,622,099)	$(8,411,483)

aMay include a portion of Class C1 shares that were automatically converted to Class A.

franklintempleton.com	Semiannual Report	43

TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (Global Advisors)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Global Advisors based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.825%	Up to and including $500 million
0.725%	Over $500 million, up to and including $1 billion
0.675%	Over $1 billion, up to and including $1.5 billion
0.625%	Over $1.5 billion, up to and including $6.5 billion
0.600%	Over $6.5 billion, up to and including $11.5 billion
0.578%	Over $11.5 billion, up to and including $16.5 billion
0.565%	Over $16.5 billion, up to and including $19.0 billion
0.555%	Over $19.0 billion, up to and including $21.5 billion
0.545%	In excess of $21.5 billion

For the period ended June 30, 2019, the annualized gross effective investment management fee rate was 0.751% of the Fund’s average daily net assets.

Under a subadvisory agreement, Advisers, an affiliate of Global Advisors, provides subadvisory services to the Fund. The subadvisory fee is paid by Global Advisors based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b.  Administrative Fees

Under an agreement with Global Advisors, FT Services provides administrative services to the Fund. The fee is paid by Global Advisors based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A and A1 reimbursement distribution plans, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A and A1 reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C, C1 and R compensation

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class A1	0.25%
Class C	1.00%
Class C1	0.65%
Class R	0.50%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$20,603
CDSC retained	$2,300

Effective March 1, 2019, certain front-end sales charges on Class A1 shares, if any, were lowered. Further details are disclosed in the Fund’s Prospectus.

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6 reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended June 30, 2019, the Fund paid transfer agent fees of $831,303, of which $342,640 was retained by Investor Services.

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

3.  Transactions with Affiliates (continued)

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Investment Income

Non-Controlled Affiliates
								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 2.05%	$105,243,850	$156,339,245	$(168,342,216)	$ —	$ —	$93,240,879	93,240,879	$744,262
								Income from securities loaned

Institutional Fiduciary Trust Money Market Portfolio, 2.05%	9,561,000	1,672,000	(11,233,000)	—	—	—	—	10,268

Total Affiliated Securities	$114,804,850	$158,011,245	$(179,575,216)	$ —	$ —	$93,240,879		$754,530

g.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until April 30, 2020.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2019, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At December 31, 2018, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$1,580,384
Long term	12,264,864

Total capital loss carryforwards	$13,845,248

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

At June 30, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,319,570,299

Unrealized appreciation	$73,006,791
Unrealized depreciation	(189,558,338)

Net unrealized appreciation (depreciation)	$(116,551,547)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, equity-linked securities and wash sales.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2019, aggregated $185,299,974 and $280,466,539, respectively.

7.  Credit Risk

At June 30, 2019, the Fund had 8.9% of its portfolio invested in high yield, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

9.  Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At June 30, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act deemed to be liquid, were as follows:

Principal Amount*/ Shares/ Warrants	Issuer	Acquisition Date	Cost	Value
4,441	Edcon Holdings Ltd., F wts., 2/20/49	11/27/15	$47	$ —

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TEMPLETON GLOBAL INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

9.  Restricted Securities (continued)

Principal Amount*/ Shares/ Warrants		Issuer	Acquisition Date	Cost	Value
79,464,087		Edcon Holdings Ltd., F1 wts., 2/20/49	11/27/15	$841,962	$—
6,435,002		Edcon Holdings Ltd., F2 wts., 2/20/49	11/27/15	68,182	—
32,900,733		K2016470219 South Africa Ltd., A	2/08/13 - 2/01/17	81,025	23,353
4,646,498		K2016470219 South Africa Ltd., B	2/01/17	3,450	3,298
2,607,556		K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	2/08/13 - 6/30/19	1,681,961	3,260
2,315,088	EUR	K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 8.00%, 12/31/22	2/01/17 - 6/30/19	1,434,007	26,319
879,235		K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	2/01/17 - 6/30/19	629,615	26,377

		Total Restricted Securities (Value is 0.0%† of Net Assets)		$4,740,249	$82,607

*In U.S. dollars unless otherwise indicated.

†Rounds to less than 0.1% of net assets.

10.  Other Derivative Information

At June 30, 2019, investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Variation margin on centrally cleared swap contracts	$—		Variation margin on centrally cleared swap contracts	$7,181,777	[a]
Foreign exchange contracts	Investments in securities, at value	1,557,322	[b]	Options written, at value	1,302,634
	Unrealized appreciation on OTC forward exchange contracts	3,615,669		Unrealized depreciation on OTC forward exchange contracts	5,517,823

Totals		$5,172,991			$14,002,234

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bPurchased option contracts are included in investments in securities, at value in the Consolidated Statement of Assets and Liabilities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

For the period ended June 30, 2019, the effect of derivative contracts in the Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Period		Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period
	Net realized gain (loss) from:			Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$ 413,953		Swap contracts	$(12,863,394)
Foreign exchange contracts	Investments	79,144	[a]	Investments	(501,979)[a]
	Written options	(34,069)		Written options	337,525
	Forward exchange contracts	11,608,437		Forward exchange contracts	(1,121,293)
Value recovery instruments	Investments	1,663,903	[a]	Investments	(1,372,233)[a]

Totals		$13,731,368			$(15,521,374)

aPurchased option contracts and VRI are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

For the period ended June 30, 2019, the average month end notional amount of options and swap contracts, the average month end contract value for forward exchange contracts, and average month end fair value of VRI, were as follows:

Options	$48,794,036
Swap contracts	$181,480,000
Forward exchange contracts	$670,696,797
VRI	$2,884,267

See Note 1(c) regarding derivative financial instruments.

11.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the period ended June 30, 2019, the Fund did not use the Global Credit Facility.

12.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

12.  Fair Value Measurements (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of June 30, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:[a]
Equity Investments:[b]
South Africa	$—	$—	$26,651	[c]	$26,651
United States	180,018,246	—	34,933		180,053,179
All Other Equity Investments	633,833,871	—	—		633,833,871
Corporate Bonds:
South Africa	—	52,696	3,260		55,956
Foreign Government and Agency Securities	—	269,309,073	—		269,309,073
Escrows and Litigation Trusts	—	—	—	[c]	—
Options Purchased	—	1,557,322	—		1,557,322
Short Term Investments	93,240,879	31,676,184	—		124,917,063

Total Investments in Securities	$907,092,996	$302,595,275	$64,844		$1,209,753,115

Other Financial Instruments:
Forward Exchange Contracts	$—	$3,615,669	$—		$3,615,669

Liabilities:
Other Financial Instruments:
Options Written	$—	$1,302,634	$—		$1,302,634
Forward Exchange Contracts	—	5,517,823	—		5,517,823
Swap Contracts	—	7,181,777	—		7,181,777

Total Other Financial Instruments	$—	$14,002,234	$—		$14,002,234

aFor detailed categories, see the accompanying Consolidated Statement of Investments.

bIncludes common stocks as well as other equity interests.

cIncludes securities determined to have no value at June 30, 2019.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

13.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Templeton Global Balanced Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio

BNDP	BNP Paribas SA	ARS	Argentine Peso	ADR	American Depositary Receipt
BOFA	Bank of America Corp.	AUD	Australian Dollar	ARPP7DRR	Argentina Central Bank 7 Day Repo Rate
BZWS	Barclays Bank PLC	BRL	Brazilian Real	BADLAR	Argentina Deposit Rates Badlar Private
CITI	Citigroup, Inc.	COP	Colombian Peso		Banks ARS
DBAB	Deutsche Bank AG	EUR	Euro	FRN	Floating Rate Note
GSCO	The Goldman Sachs Group, Inc.	GHS	Ghanaian Cedi	IDR	International Depositary Receipt
HSBK	HSBC Bank PLC	IDR	Indonesian Rupiah	LIBOR	London InterBank Offered Rate
JPHQ	JP Morgan Chase & Co.	INR	Indian Rupee	PIK	Payment-In-Kind
MSCO	Morgan Stanley	JPY	Japanese yen	VRI	Value Recovery Instrument
SCNY	Standard Chartered Bank	KRW	South Korean Won
UBSW	UBS AG	MXN	Mexican Peso
		USD	United States Dollar

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TEMPLETON GLOBAL INVESTMENT TRUST

Tax Information (unaudited)

Templeton Global Balanced Fund

At December 31, 2018, more than 50% of Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on March 14, 2019, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund to the shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share	Foreign Source Qualified Dividends Per Share

Class A	$0.0082	$0.1191	$0.0377
Class A1	$0.0082	$0.1209	$0.0383
Class C	$0.0082	$0.0937	$0.0295
Class C1	$0.0082	$0.0861	$0.0273
Class R	$0.0082	$0.1086	$0.0346
Class R6	$0.0082	$0.1281	$0.0405
Advisor Class	$0.0082	$0.1254	$0.0396

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share is the amount per share of foreign source qualified dividends, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income Per Share that were derived from qualified foreign securities held by the Fund.1

At the beginning of each calendar year, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the prior calendar year. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

1. Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON GLOBAL BALANCED FUND

Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON GLOBAL INVESTMENT TRUST Templeton Global Balanced Fund

(Fund)

At an in-person meeting held on February 26, 2019 (Meeting), the Board of Trustees (Board) of the Templeton Global Investment Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Templeton Global Advisors Limited (TGAL) and the Trust, on behalf of the Fund and the investment sub-advisory agreement between TGAL and Franklin Advisers, Inc. (Sub-Adviser), an affiliate of TGAL, on behalf of the Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. TGAL and the Sub-Adviser are each referred to herein as a Manager.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to each Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by each Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by each Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by each Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of each Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by each Manager and its affiliates; and management fees charged by each Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the US Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of liquidity through the designation of a liquidity/risk administrator and the development of reports that highlight the amount of illiquid investments for the Fund.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Managers’ parent, and its commitment to the mutual fund

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SHAREHOLDER INFORMATION

business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by each Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2018. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also considered the performance returns for the Fund in comparison to the performance returns of a customized peer group (Performance Customized Peer Group) selected by the Manager. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional mixed-asset target allocation moderate funds. The Performance Customized Peer Group included funds that hold at least 40% non-US stocks/bonds in at least 3 different countries and at least 25% of assets in fixed income securities and at least 25% of its assets in equity securities. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the medians of its Performance Universe and Performance Customized Peer Group. The Board also noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median and in the fourth and fifth (worst) quintiles of its Performance Universe. The Board further noted that the Fund’s annualized total return for the 10-year period was above the median of its Performance Customized Peer Group, but for the one-, three- and five-year periods was below the median and in the fifth quintile (worst) of its Performance Customized Peer Group. The Board discussed this performance with management and management explained that the Performance Universe was overly broad in that it not only included global allocation funds like the Fund, but also funds with little to no exposure outside of the US. Management also explained that the Fund’s underperformance to its Performance Customized Peer Group was primarily due to the Fund’s overweight in international investments and value investments relative to its Performance Customized Peer Group, while international investments tended to underperform U.S. investments and value investments tended to underperform growth investments during these periods. The Board also noted a number of changes implemented/being implemented by management to address the Fund’s below median annualized total return, in particular, changes to the Fund’s portfolio management team, macroeconomic analysis and portfolio construction. The Board concluded that the Fund’s Management Agreement should be continued for an additional one-year period, and these changes monitored.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A1 shares for the Fund and for Class A shares for other funds in the Expense Group. The Board

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SHAREHOLDER INFORMATION

received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and six other mixed-asset target allocation moderate funds. The Board noted that the Management Rate for the Fund was above the median of its Expense Group and the actual total expense ratio for the Fund was slightly above the median of its Expense Group. The Board took into account the complexity and costs of managing a global portfolio of both equity and debt securities. The Board concluded that the Management Rate charged to the Fund is reasonable. In doing so, the Board noted that the Sub-Adviser is paid out of the management fee TGAL receives from the Fund.

Profitability

The Board reviewed and considered information regarding the profits realized by each Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis that addresses the overall profitability of FTI’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by each Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which each Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by each Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which each Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered each Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments each Manager incurs across the Franklin Templeton family of funds as a whole. The Board noted that the Fund had experienced a decrease in assets and would not be expected to demonstrate additional economies of scale in the near term, but concluded that to the extent economies of scale may be realized by a Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of

franklintempleton.com	Semiannual Report	55

TEMPLETON GLOBAL INVESTMENT TRUST

TEMPLETON GLOBAL BALANCED FUND

SHAREHOLDER INFORMATION

charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Consolidated Statement of Investments

The Trust, on behalf of the Fund, files a complete consolidated statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

56	Semiannual Report	franklintempleton.com

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Semiannual Report and Shareholder Letter Templeton Global Balanced Fund
Investment Manager Templeton Global Advisors Limited	Subadvisor Franklin Advisers, Inc.	Distributor Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com	Shareholder Services (800) 632-2301

© 2019 Franklin Templeton Investments. All rights reserved.	325 S 08/19

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 13(a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial experts are Ann Torre Bates and David W. Niemiec and they are “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment

Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSRS, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date August 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date August 30, 2019

By	S\ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer

Date August 30, 2019